FRANKLIN STRATEGIC SERIES

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Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product growth, notably improved during the 12-month period ended April 30, 2012. The national unemployment rate for April 2012 stood at 8.1%, compared with 9.0% at the start of the period.1 Jobless claims touched a four-year low in February, and job creation was fairly robust. Consistent with employment trends, industrial production and manufacturing activity increased toward the end of the period. Automobile sales rose to their highest levels since February 2008, and consumer confidence climbed to pre-recession levels. Outside of the U.S., Greece secured bailout financing as bondholders agreed to concessions and the country enacted austerity measures. Although the long-term resolution of the European debt situation remained unclear, the European Central Bank’s plan to increase liquidity through loans was well received and seemed to improve investor sentiment.

At the end of the reporting period, however, significant challenges to the economy remained, including uncertainty surrounding deeply indebted European countries, soaring gas prices amid political turmoil in the Middle East, indications of reduced economic stimulus from the federal government, and continued malaise in the U.S. housing market. Signs of China’s economic growth slowdown contributed to pessimism as, despite a higher overall level of U.S. exports, the U.S. trade deficit widened following decreases in exports to China and the eurozone.

Amid improved economic reports, U.S. stock markets generally responded well and reached multi-year highs in late March and early April 2012. The Dow Jones Industrial Average exceeded the 13,000 level for the first time since 2008, and the NASDAQ Composite Index hit an 11-year high. Overall, growth stocks outperformed value, and leading market sectors included information technology, consumer discretionary and utilities. Sector performance varied widely, with energy, materials and financials lagging the broader market and posting the largest declines.

The foregoing information reflects our analysis and opinions as of April 30, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: U.S. Bureau of Labor Statistics.

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Franklin Flex Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Flex Cap Growth Fund seeks capital appreciation. The Fund normally invests predominantly in equity securities of companies that the manager believes have the potential for capital appreciation. The Fund has flexibility to invest in companies located, headquartered or operating inside and outside the U.S., across the entire market capitalization spectrum from small, emerging growth companies to well-established, large cap companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Flex Cap Growth Fund covers the fiscal year ended April 30, 2012.

Performance Overview

For the 12 months under review, Franklin Flex Cap Growth Fund – Class A posted a +1.86% cumulative total return. Compared with its narrow benchmarks, the Fund underperformed the +6.26% total return of the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values, and the +7.26% total return of the Russell 1000® Growth Index, which tracks performance of the largest companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values.1 Additionally, the Fund underperformed the +4.76% total return of its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which tracks the broad U.S. stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. RUSSELL® is a trademark of the Frank Russell Company.

2. Source: © 2012 Morningstar. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 59.

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Manager's Discussion

During the 12 months under review, a key contributor to the Fund's performance relative to the Russell 3000® Growth Index was stock selection in the energy and consumer staples sectors.[3] In the energy sector, our position in oil and gas company Petrohawk Energy aided relative results as its share price surged following the announcement of BHP Billiton's acquisition offer.[4] Monster Beverage (formerly known as Hansen Natural) in the consumer staples sector also boosted relative returns. The beverage company benefited from the energy drink category's solid growth, with its Monster Energy® brand outpacing the category's growth, allowing the company to continue the brand's expansion into new, international markets. Although our information technology (IT) sector holdings generally detracted from relative results, our positions in the two largest global payment companies, MasterCard and Visa, helped relative performance.[5] Despite investor concerns that continued economic uncertainties would hurt consumers, MasterCard's and Visa's stocks delivered double-digit returns resulting from higher debit and credit purchase volume and transaction growth. Freight rail transportation company Kansas City Southern in the industrials sector was also a notable contributor.[6] The company has generated strong earnings in the past two years as the manufacturing sector rebounded and the U.S. economy improved. Near period-end, independent credit rating agency S&P raised Kansas City Southern's rating to BB+ from BB, due to the continued improvement of the company's credit metrics and liquidity.

3. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.

4. No longer held at period-end.

5. The IT sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI.

6. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI.

Portfolio Breakdown

Franklin Flex Cap Growth Fund
Based on Total Net Assets as of 4/30/12

Software & Services*
16.2%
Technology Hardware & Equipment*
12.0%
Energy
9.4%
Capital Goods
8.2%
Materials
6.7%
Health Care Equipment & Services
6.2%
Semiconductors & Semiconductor Equipment*
4.6%
Pharmaceuticals, Biotechnology & Life Sciences
4.5%
Retailing
4.0%
Consumer Durables & Apparel
3.9%
Food, Beverage & Tobacco
3.3%
Media
3.1%
Transportation
3.1%
Automobiles & Components
2.7%
Others
9.4%
Short-Term Investments & Other Net Assets
2.7%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

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Conversely, key detractors from the Fund’s relative performance included stock selection in the IT, health care and financials sectors.7 In the IT sector, our position in leading session delivery network solutions provider Acme Packet hurt relative results as the company’s earnings were pressured by weak North American demand. In April, Acme Packet acquired privately held, Germany-based IPTEGO, a rapidly growing, real-time software solutions provider, in an effort to extend its network management capabilities and strengthen future market share growth. Life sciences tools and services company Illumina in the health care sector was negatively affected by weakening global demand, lower academic spending and uncertainty about government funding levels, and we sold it during the period. Supplemental health and life insurance provider Aflac’s share price fell along with those of many financials stocks in the first five months of the period. The company’s share price rallied during the second half of the period, helping to offset some of the earlier losses, as it continued to reduce sovereign and bank debt holdings from Europe’s financially stressed regions and generate record sales in its largest revenue stream, its Japanese operations. Other key detractors to relative performance included Johnson Controls, the world’s biggest car battery producer, and a new, off-benchmark materials position in Canada-based Goldcorp, one of the world’s leading gold producers.8

Thank you for your continued participation in Franklin Flex Cap Growth Fund. We look forward to serving your future investment needs.

Conrad B. Herrmann, CFA
Portfolio Manager
Franklin Flex Cap Growth Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

7. The health care sector comprises health care equipment and services and pharmaceuticals, biotechnology and life sciences in the SOI. The financials sector comprises banks, diversified financials, insurance and real estate in the SOI.

8. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI.

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Performance Summary as of 4/30/12

Franklin Flex Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

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Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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Your Fund’s Expenses

Franklin Flex Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

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Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.98%; B: 1.73%; C: 1.73%; R: 1.23%; and Advisor: 0.73%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

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Franklin Focused Core Equity Fund

Your Fund’s Goal and Main Investments: Franklin Focused Core Equity Fund seeks capital appreciation by normally investing at least 80% of its net assets in equity securities. The Fund will invest primarily to predominantly in equity securities of large capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Focused Core Equity Fund covers the fiscal year ended April 30, 2012.

Performance Overview

For the 12 months under review, Franklin Focused Core Equity Fund – Class A had a -2.17% cumulative total return. The Fund underperformed the +4.76% total return of its benchmark, the S&P 500, which tracks the broad U.S. stock market.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 17.

Investment Strategy

We are research-driven, bottom-up, fundamental investors. Our investment approach is opportunistic and contrarian, and we seek to identify mispriced companies using fundamental analysis. We seek to take advantage of price dislocations that result from the market’s short-term focus. Our analysis includes the investigation of the valuation for each investment based upon the view that the price paid for the security is a critical factor determining long-term success. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies. Our analysts identify each company’s market opportunity, competitive position, management and financial strength, business and financial risks, and valuation. We choose to invest in those companies that, in our opinion, offer the best tradeoff between growth opportunity, business and financial risk, and valuation.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 67.

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Manager’s Discussion

During the fiscal year under review, the Fund’s investments in the health care, materials, financials, consumer staples and industrials sectors contributed to absolute performance. Within health care, pharmaceuticals stocks were particularly strong, and top contributors included Watson Pharmaceuticals, Merck & Co. and Roche Holding. In April, Express Scripts Holdings completed its acquisition of pharmacy benefit management company Medco Health Solutions (MHS), leading our MHS position to support performance. In materials, chemical companies LyondellBasell Industries and Celanese were among the top performers. Within financials, U.S. Bancorp performed well, while CVS Caremark in consumer staples and European discount airline Ryanair Holdings in industrials also boosted the Fund’s absolute performance.

In contrast, holdings in the energy, telecommunication services, information technology (IT), and consumer discretionary sectors detracted from absolute performance. Falling European refining margins resulting from high crude oil prices and eurozone sovereign debt crisis concerns dragged Petroplus Holdings,2 once Europe’s largest independent oil refiner, into insolvency, hurting absolute performance. Profits at wireless telecommunication service provider NII Holdings declined due to unfavorable exchange rate movements, higher operating costs and competition from low-cost service plans. In the IT sector, wireless devices and software manufacturer Research in Motion’s share price fell due to lower-than-expected earnings, delayed launch of the PlayBook tablet’s new version and a widespread outage of its BlackBerry devices. Leading global specialty glass and ceramics manufacturer Corning, also in the IT sector, was negatively affected by global economic concerns and lower volumes and prices in its display business. Among our consumer discretionary sector holdings, multiline retailer Target performed well, but not enough to offset weakness at for-profit education company DeVry and gaming machine manufacturer International Game Technology. Although our financials holdings overall aided Fund performance, Legg Mason2 and JPMorgan Chase & Co. were notable detractors.

2. Sold by period-end.

Annual Report | 15

Thank you for your continued participation in Franklin Focused Core Equity Fund. We look forward to serving your future investment needs.

Steven Kornfeld, CFA
Portfolio Manager
Franklin Focused Core Equity Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Annual Report

Performance Summary as of 4/30/12

Franklin Focused Core Equity Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 17

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding the Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.89% (other than certain nonroutine expenses) until 8/31/12.

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Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 19

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Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Since the Fund invests in a relatively small number of companies, the Fund is subject to the risk that poor performance by several companies could adversely affect Fund performance more so than a more broadly diversified fund. Special risks are involved with significant exposure to a particular sector, including increased susceptibility related to economic, business or other developments affecting that sector, which may result in increased volatility. The Fund also has the potential to invest in foreign company stocks, which involve exposure to currency volatility and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance.

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Your Fund’s Expenses

Franklin Focused Core Equity Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

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Franklin Growth Opportunities Fund

Your Fund’s Goal and Main Investments: Franklin Growth Opportunities Fund seeks capital appreciation by investing substantially in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential, when compared with the overall economy.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Growth Opportunities Fund covers the fiscal year ended April 30, 2012.

Performance Overview

For the 12 months under review, Franklin Growth Opportunities Fund –Class A posted a +1.90% cumulative total return. The Fund underperformed the +6.26% total return of its narrow benchmark, the Russell 3000® Growth Index, which measures performance of Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.1 The Fund also underperformed the +4.76% total return of its broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 74.

24 | Annual Report

value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, most sectors represented in the Fund’s portfolio contributed to absolute returns as the broad stock market rallied in the second half of the reporting period. Stock selection in the consumer staples and materials sectors contributed notably to performance relative to the Russell 3000® Growth Index. In the consumer staples sector, Monster Beverage (formerly known as Hansen Natural) boosted relative returns. The beverage company benefited from the energy drink category’s solid growth, with its Monster Energy® brand outpacing the category’s growth, allowing the company to continue the brand’s expansion into new, international markets. Our limited exposure to the materials sector, which declined due to a global commodity price correction, proved beneficial to relative results, particularly our underweighted position in Freeport-McMoran Copper & Gold.2 Wireless communications tower operator SBA Communications in the telecommunication services sector generated higher revenues from its site leasing segment. In the past few years, the company has expanded its revenue base through organic growth in tower leases, acquisitions and new tower construction in the U.S. and international markets as it fulfilled strong demand from the four nationwide U.S. wireless carriers, as well as international wireless carriers. Other key contributors included global payment solutions company MasterCard, which generated higher debit and credit purchase volume and transaction growth, and specialty retail store operator Ulta Salon Cosmetics & Fragrance, which continued to demonstrate a strong sales trend.

In contrast, overweighting and stock selection in the energy sector and stock selection in the information technology (IT) and consumer discretionary sectors detracted from relative performance. In the energy sector, key detractors included steam and metallurgical coal company Alpha Natural Resources.2 Multinational oilfield services company Weatherford International, also in the energy sector, benefited from robust revenue growth in its North American operations, which accounted for most of its revenues, but its earnings were pressured by charges and weakness in its international operations. A number of unfavorable contracts Weatherford signed a few years ago in an extremely weak commodity price environment are due to expire in the second half of 2012. The company’s management expects to sign new contracts with better terms and pricing that could improve profit margins from its international

2. Sold by period-end.

Annual Report | 25

operations. In the IT sector, the stock of communications solutions and optical products provider JDS Uniphase fell in value.2 Apparel retailer Abercrombie & Fitch2 and apparel designer and manufacturer Guess? in the consumer discretionary sector also weighed on relative performance. The share price of Guess? was pressured by weaker-than-expected profits largely due to weak sales growth in Europe, as many European consumers trimmed their discretionary spending. In an effort to offset weakness in Europe, Guess? expanded its operations in North America and Asia.

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers
Portfolio Manager
Franklin Growth Opportunities Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

26 | Annual Report

Performance Summary as of 4/30/12

Franklin Growth Opportunities Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 27

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

28 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 29

30 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. The Fund may be more volatile than a more conservative equity fund and may be best suited for long-term investors. The Fund’s investments in smaller and midsized company stocks involve special risks such as relatively smaller revenues, limited product lines and smaller market share. Smaller and midsized company stocks historically have exhibited greater price volatility than larger company stocks, particularly over the short term. The Fund’s portfolio includes technology stocks, a sector which has been one of the most volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with higher price-to-book ratios and higher forecasted growth values.

Annual Report | 31

Your Fund’s Expenses

Franklin Growth Opportunities Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

32 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.28%; B: 1.97%; C: 1.99%; R: 1.48%; and Advisor: 0.98%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 33

Franklin Small Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Growth Fund seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-capitalization companies, which for this Fund are those with market capitalizations not exceeding that of the highest market capitalization in the Russell 2000® Index or $1.5 billion, whichever is greater, at the time of purchase.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Small Cap Growth Fund covers the fiscal year ended April 30, 2012.

Performance Overview

For the 12 months under review, Franklin Small Cap Growth Fund – Class A had a -1.38% cumulative total return. The Fund performed better than the -4.42% total return of its narrow benchmark, the Russell 2000® Growth Index, which measures performance of small companies with higher price-to-book ratios and higher forecasted growth values.2 However, the Fund underperformed the +4.76% total return of its broad benchmark, the Standard & Poor’s 500 Index, which tracks the broad U.S. equity stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality

1. The Russell 2000® Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000® Index, which represent a small amount of the total market capitalization of the Russell 3000® Index.

2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 82.

34 | Annual Report

are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the year under review, stock selection in the information technology (IT), industrials, consumer staples and consumer discretionary sector was a major contributor to Fund performance relative to the Russell 2000® Growth Index. In the IT sector, off-benchmark holding Varian Semiconductor Equipment Associates3 surged following the announcement of an acquisition offer by Applied Materials. FARO Technologies reported record results in 2011 as demand for its 3D measurement and imaging solutions, particularly its Focus Laser Scanner, continued to grow. Among industrials, our airlines and machinery holdings performed strongly, including airline company Allegiant Travel and Colfax, which produces equipment for oil and gas, marine, power generation and general industrial applications. In consumer staples, natural and organic food, beverage, and personal care company Hain Celestial Group and brewer Boston Beer were top performers. One of the key contributors to relative performance was Peet’s Coffee & Tea in the consumer discretionary sector, as the specialty coffee company weathered higher coffee costs and generated strong sales growth across all channels. Other notable holdings in this sector were media firm Lionsgate Entertainment,3 automated retail service company Coinstar and casual dining and sports bar chain Buffalo Wild Wings.

In contrast, stock selection in the health care, energy and financials sectors weighed on relative Fund performance. In health care, Dexcom and ZELTIQ Aesthetics3 each detracted from relative performance. Dexcom manufactures glucose monitoring systems, while ZELTIQ develops and markets proprietary fat reduction procedures. Pharmaceuticals maker InterMune’s share price dropped as the company posted losses amid scrutiny regarding the efficacy of its lung drug in Germany, leading our overweighted position to detract from relative performance. In the energy sector, James River Coal,3 Comstock Resources3 and Pioneer Drilling were significant detractors. James River Coal’s share price was pressured by falling coal prices. Although Comstock Resources delivered strong earnings for three consecutive quarters as its revenue increased, its share price declined along with those of most companies in the energy sector

3. Sold by period-end.

Annual Report | 35

due to a global commodity price correction. Among financials, Netspend Holdings, a leading provider of prepaid debit cards, and investment banking firm Evercore Partners were detractors. Furthermore, our underweighted allocation and stock selection in real estate investment trusts also hurt relative performance.

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA
Portfolio Manager
Franklin Small Cap Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

36 | Annual Report

Performance Summary as of 4/30/12

Franklin Small Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 37

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

38 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 39

40 | Annual Report

Performance Summary *(continued)*

Advisor Class (5/1/02–4/30/12)

$25,000
$20,000
$15,000
$10,000
$5,000
5/02
4/04
4/06
4/08
4/10
4/12
$18,550
$18,004
$15,839
Franklin Small Cap Growth Fund
S&P 500[6]
Russell 2000® Growth Index[6]

Average Annual Total Return

Advisor Class	4/30/12
1-Year	-1.03%
5-Year	+4.40%
10-Year	+6.37%

Endnotes

All investments involve risks, including possible loss of principal. Smaller and newer companies can be particularly sensitive to changing economic conditions. Their growth prospects are less certain than those of larger, more established companies, and they can be volatile. The Fund is intended for long-term investors who are comfortable with short-term fluctuations in share price. There are special risks involved with significant exposure to a particular sector, including increased susceptibility related to economic, business, or other developments affecting that sector. The Fund includes investments in the technology sector, which has been highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Annual Report | 41

Your Fund’s Expenses

Franklin Small Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

42 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.39%; B: 2.08%; C: 2.09%; R: 1.59%; and Advisor: 1.08%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 43

Franklin Small-Mid Cap Growth Fund

Your Fund’s Goal and Main Investments: Franklin Small-Mid Cap Growth Fund

seeks long-term capital growth by normally investing at least 80% of its net assets in equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index at the time of purchase.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2012.

Performance Overview

For the 12 months under review, Franklin Small-Mid Cap Growth Fund –Class A had a -2.54% cumulative total return. The Fund underperformed the +0.78% total return of its narrow benchmark, the Russell Midcap® Growth Index, which measures performance of companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values.2 The Fund also underperformed the +4.76% total return of its broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 47.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders.

1. The Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000® Index, which represent a modest amount of the Russell 3000® Index’s total market capitalization. The Russell Midcap® Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000® Index, which represent a modest amount of the Russell 1000® Index’s total market capitalization.

2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 90.

44 | Annual Report

We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the 12 months under review, key contributors to the Fund’s performance relative to the Russell Midcap® Growth Index included stock selection in the information technology (IT), consumer staples and materials sectors. In the IT sector, our position in worldwide voice and language solutions provider Nuance Communications and an off-benchmark allocation to semiconductor company NetLogic Microsystems3 helped relative results. Nuance Communications benefited from growth in its mobile, imaging and health care businesses, as well as better trends in its enterprise business. NetLogic Microsystems’ stock price rose after an acquisition offer by Broadcom. Monster Beverage (formerly known as Hansen Natural) boosted relative returns in the consumer staples sector. The beverage company benefited from the energy drink category’s solid growth, with its Monster Energy® brand outpacing the category’s growth, allowing it to continue the brand’s expansion into new international markets. The global commodity price correction presented us with an opportunity to purchase shares of metallurgical coal producer and exporter Walter Energy at what we considered to be an attractive price. This new position contributed to relative results in the materials sector as Walter Energy benefited from strong demand for its metallurgical coal, as well as its acquisition of Western Coal last year. Other key contributors included our position in discount retailer Dollar General and an off-benchmark investment in specialty coffee company Peet’s Coffee & Tea in the consumer discretionary sector. Dollar General produced higher profits in recent quarters by opening new stores, selling well-known brands and offering deep discounts to more conservative consumers. Peet’s Coffee & Tea weathered higher coffee costs and generated strong sales growth across all channels.

In contrast, key detractors from relative performance included slight overweighting and stock selection in the health care and industrials sectors, as well as slight underweighting and stock selection in the energy sector. In the health care sector, biopharmaceutical company Human Genome Sciences’ stock fell

3. Sold by period-end.

Annual Report | 45

in value largely due to weaker-than-expected sales of its new product.3 Diversified global manufacturer Terex was a major detractor in the industrials sector.3 In the energy sector, steam and metallurgical coal company Alpha Natural Resources3 and natural gas and oil explorer and producer QEP Resources weighed on relative results. QEP Resources’ stock price fell during the 12-month period largely due to historically weak natural gas prices. However, the company managed to drive revenue growth through its higher-margin oil and liquids-rich gas businesses, as well as its midstream business. Financial advisory and asset management firm Lazard also detracted from relative results as its stock fell in value during the first half of the reporting period along with many financials stocks, largely due to investor anxiety about the eurozone sovereign debt and banking crises. In the second half of the period, as investors became more confident in European leaders’ and the European Central Bank’s efforts to solve the region’s financial crisis, Lazard’s stock price rallied along with the broad market, partially recovering earlier losses. In this recent favorable global financial environment, the firm’s strategic-advisory business improved, driven by stronger demand for its deal-making advice, particularly in mergers and acquisitions.

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

46 | Annual Report

Performance Summary as of 4/30/12

Franklin Small-Mid Cap Growth Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Annual Report | 47

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

48 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 49

50 | Annual Report

Endnotes

All investments involve risks, including possible loss of principal. Investors should be comfortable with fluctuations in the value of their investment, as small and midsized company stocks can be volatile, especially over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund includes investments in the technology sector, which has been highly volatile and involves special risks. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values.

Annual Report | 51

Your Fund’s Expenses

Franklin Small-Mid Cap Growth Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

52 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 11/1/11	Value 4/30/12	Period* 11/1/11–4/30/12
Actual	$1,000	$1,107.60	$5.19
Hypothetical (5% return before expenses)	$1,000	$1,019.94	$4.97
Class B
Actual	$1,000	$1,103.40	$9.10
Hypothetical (5% return before expenses)	$1,000	$1,016.21	$8.72
Class C
Actual	$1,000	$1,103.40	$9.10
Hypothetical (5% return before expenses)	$1,000	$1,016.21	$8.72
Class R
Actual	$1,000	$1,106.20	$6.49
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.22
Advisor Class
Actual	$1,000	$1,108.90	$3.88
Hypothetical (5% return before expenses)	$1,000	$1,021.18	$3.72

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.74%; C: 1.74%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 53

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 55

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

56 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 57

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

58 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks 97.0%		
Automobiles & Components 2.7%		
[a]BorgWarner Inc.	737,700	$ 58,307,808
Johnson Controls Inc.	1,250,000	39,962,500
		98,270,308
Banks 1.2%		
[a]Signature Bank	310,400	20,390,176
Wells Fargo & Co.	700,000	23,401,000
		43,791,176
Capital Goods 8.2%		
Cummins Inc.	465,000	53,860,950
Danaher Corp.	669,400	36,294,868
Fastenal Co.	900,000	42,138,000
Pall Corp.	300,000	17,883,000
Precision Castparts Corp.	323,200	57,002,784
Rockwell Automation Inc.	425,000	32,869,500
United Technologies Corp.	725,000	59,189,000
		299,238,102
Commercial & Professional Services 1.6%		
[a]Stericycle Inc.	325,000	28,145,000
Waste Connections Inc.	901,800	29,065,014
		57,210,014
Consumer Durables & Apparel 3.9%		
[a]Lululemon Athletica Inc. (Canada)	125,000	9,267,500
NIKE Inc., B	350,000	39,154,500
Ralph Lauren Corp.	275,000	47,374,250
[a]Under Armour Inc., A	500,000	48,965,000
		144,761,250
Consumer Services 1.0%		
[a]Chipotle Mexican Grill Inc.	45,000	18,636,750
Wynn Resorts Ltd.	140,000	18,676,000
		37,312,750
Diversified Financials 1.9%		
BlackRock Inc.	207,800	39,810,324
T. Rowe Price Group Inc.	500,000	31,557,500
		71,367,824
Energy 9.4%		
Anadarko Petroleum Corp.	425,000	31,114,250
[a]Cameron International Corp.	600,000	30,750,000
Chevron Corp.	500,000	53,280,000
[a]Concho Resources Inc.	340,000	36,441,200
[a]FMC Technologies Inc.	500,000	23,500,000
[a]Key Energy Services Inc.	1,750,000	22,155,000
QEP Resources Inc.	735,000	22,645,350
Schlumberger Ltd.	406,300	30,123,082

Annual Report | 59

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Energy (continued)		
SM Energy Co.	669,400	$ 44,254,034
[a]Whiting Petroleum Corp.	900,000	51,480,000
		345,742,916
Food & Staples Retailing 0.9%		
Whole Foods Market Inc.	380,700	31,624,749
Food, Beverage & Tobacco 3.3%		
Mead Johnson Nutrition Co., A	675,000	57,753,000
[a]Monster Beverage Corp.	440,000	28,582,400
PepsiCo Inc.	507,800	33,514,800
		119,850,200
Health Care Equipment & Services 6.2%		
[a]Cerner Corp.	615,000	49,870,350
[a]DaVita Inc.	221,600	19,629,328
[a]DexCom Inc.	1,082,500	10,597,675
[a]Edwards Lifesciences Corp.	250,000	20,742,500
[a]Express Scripts Holding Co.	784,700	43,778,413
[a]Intuitive Surgical Inc.	78,000	45,099,600
McKesson Corp.	420,000	38,392,200
		228,110,066
Insurance 1.8%		
ACE Ltd.	499,700	37,962,209
Aflac Inc.	653,700	29,442,648
		67,404,857
Materials 6.7%		
Albemarle Corp.	425,000	27,752,500
Celanese Corp., A	1,025,000	49,671,500
Ecolab Inc.	710,000	45,219,900
Goldcorp Inc. (Canada)	950,000	36,347,000
Praxair Inc.	738,500	85,444,450
		244,435,350
Media 3.1%		
[a]DIRECTV, A	800,000	39,416,000
[a]Discovery Communications Inc., C	1,000,000	49,690,000
The Walt Disney Co.	600,000	25,866,000
		114,972,000
Pharmaceuticals, Biotechnology & Life Sciences 4.2%		
Abbott Laboratories	600,000	37,236,000
[a]Biogen Idec Inc.	238,000	31,894,380
[a]Celgene Corp.	240,000	17,500,800
Merck & Co. Inc.	900,000	35,316,000
[a]Waters Corp.	369,300	31,061,823
		153,009,003

60 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Flex Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Real Estate 1.0%		
American Tower Corp.	550,000	$ 36,069,000
Retailing 4.0%		
[a]Amazon.com Inc.	120,000	27,828,000
Dick's Sporting Goods Inc.	610,000	30,866,000
[a]Dollar General Corp.	1,075,000	51,019,500
Guess? Inc.	500,000	14,640,000
[a]Priceline.com Inc.	29,000	22,063,780
		146,417,280
Semiconductors & Semiconductor Equipment 4.6%		
Avago Technologies Ltd. (Singapore)	1,050,000	36,204,000
Intel Corp.	1,000,000	28,400,000
[a]Lam Research Corp.	825,000	34,361,250
Microchip Technology Inc.	1,000,000	35,340,000
Xilinx Inc.	1,000,000	36,380,000
		170,685,250
Software & Services 16.2%		
[a]Bottomline Technologies Inc.	700,000	16,471,000
[a]Check Point Software Technologies Ltd. (Israel)	450,000	26,158,500
[a]Citrix Systems Inc.	500,000	42,805,000
[a]Cognizant Technology Solutions Corp., A	475,900	34,892,988
FactSet Research Systems Inc.	225,000	23,593,500
[a]Fortinet Inc.	775,000	20,243,000
[a]Informatica Corp.	1,025,000	47,170,500
International Business Machines Corp.	350,000	72,478,000
MasterCard Inc., A	140,000	63,317,800
[a]Nuance Communications Inc.	1,220,000	29,816,800
Oracle Corp.	1,575,000	46,289,250
[a]Red Hat Inc.	800,000	47,688,000
[a]Salesforce.com Inc.	230,000	35,817,900
[a]ServiceSource International Inc.	1,000,000	16,580,000
[a]Vantiv Inc., A	174,500	3,929,740
[a]VeriFone Systems Inc.	150,000	7,146,000
Visa Inc., A	475,000	58,415,500
		592,813,478
Technology Hardware & Equipment 12.0%		
[a]Acme Packet Inc.	720,100	20,213,207
[a]Apple Inc.	350,000	204,484,000
[a]Aruba Networks Inc.	825,000	17,424,000
[a]EMC Corp.	2,474,800	69,814,108
[a]F5 Networks Inc.	137,000	18,348,410
National Instruments Corp.	900,000	24,480,000
QUALCOMM Inc.	625,000	39,900,000
[a]Trimble Navigation Ltd.	850,000	46,019,000
		440,682,725

Annual Report | 61

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 63

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

aFor the period December 13, 2007 (commencement of operations) to April 30, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

66 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Focused Core Equity Fund	Country	Shares	Value
Common Stocks 88.5%
Consumer Discretionary 15.7%
[a]Apollo Group Inc., A	United States	39,800	$1,401,756
DeVry Inc.	United States	33,510	1,077,346
Guess? Inc.	United States	28,820	843,850
International Game Technology	United States	84,100	1,310,278
Target Corp.	United States	8,640	500,602
			5,133,832
Consumer Staples 4.2%
Bunge Ltd.	United States	2,400	154,800
CVS Caremark Corp.	United States	27,380	1,221,696
			1,376,496
Energy 6.3%
Marathon Oil Corp.	United States	45,040	1,321,473
Marathon Petroleum Corp.	United States	17,885	744,195
			2,065,668
Financials 15.9%
BlackRock Inc.	United States	6,627	1,269,601
Capital One Financial Corp.	United States	9,480	525,950
JPMorgan Chase & Co.	United States	27,613	1,186,807
Northern Trust Corp.	United States	19,740	939,427
State Street Corp.	United States	3,000	138,660
U.S. Bancorp	United States	35,380	1,138,174
			5,198,619
Health Care 14.9%
Aetna Inc.	United States	6,670	293,747
Merck & Co. Inc.	United States	42,304	1,660,009
Roche Holding AG	Switzerland	5,970	1,090,717
Teva Pharmaceutical Industries Ltd., ADR	Israel	19,260	880,952
[a]Watson Pharmaceuticals Inc.	United States	12,360	931,450
[a]ZELTIQ Aesthetics Inc.	United States	1,500	9,330
			4,866,205
Industrials 4.7%
3M Co.	United States	4,220	377,099
FedEx Corp.	United States	6,970	615,033
[a]Ryanair Holdings PLC, ADR	Ireland	16,326	549,696
			1,541,828
Information Technology 10.8%
[a]Apple Inc.	United States	200	116,848
Cisco Systems Inc.	United States	31,700	638,755
Corning Inc.	United States	112,340	1,612,079
Maxim Integrated Products Inc.	United States	17,280	511,142
[a]Research In Motion Ltd.	Canada	46,510	665,093
			3,543,917

Annual Report | 67

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 69

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks 98.8%			
Consumer Discretionary 15.6%			
[a]Amazon.com Inc.	United States	28,700	$ 6,655,530
[a]BorgWarner Inc.	United States	79,800	6,307,392
[a]Buffalo Wild Wings Inc.	United States	32,700	2,741,895
[a]Chipotle Mexican Grill Inc.	United States	14,000	5,798,100
Guess? Inc.	United States	109,500	3,206,160
Johnson Controls Inc.	United States	85,100	2,720,647
Las Vegas Sands Corp.	United States	106,700	5,920,783
[a]Lululemon Athletica Inc.	Canada	39,100	2,898,874
[a]Michael Kors Holdings Ltd.	United States	70,600	3,224,302
NIKE Inc., B	United States	52,600	5,884,362
[a]Peet's Coffee & Tea Inc.	United States	38,100	2,926,842
[a]Priceline.com Inc.	United States	7,100	5,401,822
Ralph Lauren Corp.	United States	31,400	5,409,278
[a]Shutterfly Inc.	United States	68,800	2,141,056
Ulta Salon Cosmetics & Fragrance Inc.	United States	38,500	3,394,930
[a]Under Armour Inc., A	United States	56,900	5,572,217
			70,204,190
Consumer Staples 4.7%			
[a,b]Boston Beer Inc., A	United States	25,600	2,644,992
Mead Johnson Nutrition Co., A	United States	91,500	7,828,740
[a]Monster Beverage Corp.	United States	111,800	7,262,528
[a]TreeHouse Foods Inc.	United States	58,600	3,370,086
			21,106,346
Energy 9.0%			
Anadarko Petroleum Corp.	United States	68,100	4,985,601
[a]Cameron International Corp.	United States	91,200	4,674,000
[a]FMC Technologies Inc.	United States	85,460	4,016,620
[a]Forum Energy Technologies Inc.	United States	26,500	612,680
[a]Key Energy Services Inc.	United States	240,100	3,039,666
QEP Resources Inc.	United States	99,800	3,074,838
Schlumberger Ltd.	United States	64,480	4,780,547
SM Energy Co.	United States	67,100	4,435,981
[a]Weatherford International Ltd.	United States	294,000	4,195,380
[a]Whiting Petroleum Corp.	United States	118,200	6,761,040
			40,576,353
Financials 4.1%			
BlackRock Inc.	United States	33,780	6,471,573
Comerica Inc.	United States	139,500	4,466,790
[a]First Republic Bank	United States	90,800	2,999,124
[a]Signature Bank	United States	70,700	4,644,283
			18,581,770
Health Care 10.6%			
Agilent Technologies Inc.	United States	103,900	4,382,502
Allergan Inc.	United States	60,800	5,836,800
[a]Amarin Corp. PLC, ADR	United Kingdom	115,200	1,406,592
[a]Biogen Idec Inc.	United States	42,500	5,695,425

74 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Growth Opportunities Fund	Country	Shares	Value
Common Stocks (continued)			
Health Care (continued)			
[a]Express Scripts Holding Co.	United States	138,300	$ 7,715,757
[a]Gilead Sciences Inc.	United States	133,860	6,962,059
[a]Intuitive Surgical Inc.	United States	8,200	4,741,240
[a]Medivation Inc.	United States	9,091	735,280
Perrigo Co.	United States	42,566	4,465,173
[a]Salix Pharmaceuticals Ltd.	United States	66,700	3,294,980
[a]Watson Pharmaceuticals Inc.	United States	32,300	2,434,128
			47,669,936
Industrials 12.6%			
[a]Allegiant Travel Co.	United States	50,471	2,965,676
Cummins Inc.	United States	58,900	6,822,387
FedEx Corp.	United States	57,200	5,047,328
Flowserve Corp.	United States	36,000	4,137,480
[a]Hexcel Corp.	United States	148,100	4,054,978
Kansas City Southern	United States	83,200	6,408,064
Precision Castparts Corp.	United States	69,830	12,315,917
Rockwell Automation Inc.	United States	67,700	5,235,918
[a]Spirit Airlines Inc.	United States	11,400	273,828
Textron Inc.	United States	223,300	5,948,712
Waste Connections Inc.	United States	104,800	3,377,704
			56,587,992
Information Technology 35.2%			
[a]Acme Packet Inc.	United States	132,200	3,710,854
[a]Apple Inc.	United States	40,100	23,428,024
ARM Holdings PLC	United Kingdom	531,600	4,523,578
[a]Aruba Networks Inc.	United States	91,400	1,930,368
Avago Technologies Ltd.	Singapore	120,300	4,147,944
[a]Baidu Inc., ADR	China	39,600	5,254,920
[a]Bottomline Technologies Inc.	United States	78,000	1,835,340
[a]Citrix Systems Inc.	United States	90,900	7,781,949
[a]Cognizant Technology Solutions Corp., A	United States	54,000	3,959,280
[a]Electronic Arts Inc.	United States	111,200	1,710,256
[a]EMC Corp.	United States	232,500	6,558,825
[a]Equinix Inc.	United States	21,900	3,595,980
[a]F5 Networks Inc.	United States	41,500	5,558,095
[a]Fortinet Inc.	United States	136,500	3,565,380
[a,b]Fusion-io Inc.	United States	120,600	3,093,390
[a]Google Inc., A	United States	5,890	3,564,805
[a]Informatica Corp.	United States	109,900	5,057,598
MasterCard Inc., A	United States	31,500	14,246,505
QUALCOMM Inc.	United States	174,880	11,164,339
[a]Red Hat Inc.	United States	83,400	4,971,474
[a]Riverbed Technology Inc.	United States	118,600	2,339,978
[a]Salesforce.com Inc.	United States	33,000	5,139,090
[a]Semtech Corp.	United States	115,400	3,145,804
[a]ServiceSource International Inc.	United States	147,300	2,442,234

Annual Report | 75

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 77

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

78 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks 95.5%		
Consumer Discretionary 17.4%		
[a,b]Blue Nile Inc.	75,200	$ 2,277,056
[a]Buffalo Wild Wings Inc.	59,000	4,947,150
[a]Citi Trends Inc.	149,700	1,667,658
[a]Coinstar Inc.	110,800	6,957,132
[a]Grand Canyon Education Inc.	264,400	4,597,916
Guess? Inc.	128,100	3,750,768
[a,b]HomeAway Inc.	68,600	1,787,030
[a]Iconix Brand Group Inc.	227,900	3,495,986
[a]Jack in the Box Inc.	202,800	4,607,616
[a,b]Mattress Firm Holding Corp.	88,800	3,555,552
[a]Panera Bread Co., A	11,600	1,831,872
[a]Peet's Coffee & Tea Inc.	75,100	5,769,182
[a]Shutterfly Inc.	167,600	5,215,712
[a]Tenneco Inc.	117,500	3,622,525
[a]Under Armour Inc., A	27,900	2,732,247
[a]Vitamin Shoppe Inc.	63,400	2,984,238
Wolverine World Wide Inc.	111,800	4,690,010
		64,489,650
Consumer Staples 5.0%		
[a,b]Boston Beer Inc., A	43,000	4,442,760
Casey's General Stores Inc.	69,000	3,888,150
[a]The Chefs' Warehouse Inc.	82,200	1,987,596
[a]Hain Celestial Group Inc.	69,400	3,282,620
[a]TreeHouse Foods Inc.	84,600	4,865,346
		18,466,472
Energy 6.5%		
[a]Bill Barrett Corp.	57,500	1,378,850
[a,b]C&J Energy Services Inc.	115,900	2,184,715
[a]Key Energy Services Inc.	255,300	3,232,098
[a]Kodiak Oil & Gas Corp. (Canada)	355,800	3,148,830
[a]Petroleum Development Corp.	135,500	4,659,845
[a]Pioneer Drilling Co.	351,400	2,769,032
[a]Sanchez Energy Corp.	143,200	3,471,168
[a]Superior Energy Services Inc.	118,300	3,184,636
		24,029,174
Financials 6.9%		
[a]Affiliated Managers Group Inc.	26,800	3,045,016
Evercore Partners Inc.	159,900	4,226,157
Hancock Holding Co.	90,100	2,899,418
Manning & Napier Inc.	176,000	2,552,000
MB Financial Inc.	183,600	3,795,012
[a,b]Nationstar Mortgage Holdings Inc.	123,000	1,752,750
[a]Netspend Holdings Inc.	156,200	1,191,806
Northwest Bancshares Inc.	136,000	1,675,520
[a]Signature Bank	66,600	4,374,954
		25,512,633

82 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Health Care 14.0%		
[a]Aegerion Pharmaceuticals Inc.	114,800	$ 1,429,260
[a]Amarin Corp. PLC, ADR (United Kingdom)	151,100	1,844,931
[a]Auxilium Pharmaceuticals Inc.	111,500	1,998,080
[a,b]Cadence Pharmaceuticals Inc.	211,400	780,066
[a]DexCom Inc.	383,000	3,749,570
[a]HeartWare International Inc.	35,600	2,775,376
[a]HMS Holdings Corp.	92,500	2,225,550
[a]Impax Laboratories Inc.	198,600	4,891,518
[a]InterMune Inc.	118,834	1,240,627
[a]MWI Veterinary Supply Inc.	34,400	3,247,360
[a]Neogen Corp.	79,700	3,107,503
[a]PAREXEL International Corp.	199,300	5,369,142
[a]Pharmacyclics Inc.	70,700	1,948,492
Quality Systems Inc.	71,400	2,670,360
[a]Questcor Pharmaceuticals Inc.	51,400	2,307,860
[a]Sagent Pharmaceuticals Inc.	53,400	960,666
[a]Salix Pharmaceuticals Ltd.	74,600	3,685,240
[a]Thoratec Corp.	85,700	2,983,217
[a]Vanguard Health Systems Inc.	179,700	1,595,736
[a]Volcano Corp.	109,200	2,964,780
		51,775,334
Industrials 15.1%		
[a]The Advisory Board Co.	37,800	3,445,848
[a]Allegiant Travel Co.	111,700	6,563,492
[a]Altra Holdings Inc.	164,800	3,012,544
[a]Clean Harbors Inc.	25,600	1,746,944
[a]Colfax Corp.	119,300	4,043,077
[a]Hexcel Corp.	185,700	5,084,466
[a]Hub Group Inc., A	124,900	4,371,500
[a]Huron Consulting Group Inc.	101,000	3,559,240
Kaydon Corp.	101,100	2,479,983
[a,b]The Keyw Holding Corp.	267,313	2,512,742
The Manitowoc Co. Inc.	218,400	3,024,840
Marten Transport Ltd.	194,800	4,104,436
[a]Mobile Mini Inc.	239,700	4,520,742
[a]Proto Labs Inc.	46,800	1,736,280
[a]RPX Corp.	182,000	3,144,960
[a]Spirit Airlines Inc.	112,500	2,702,250
		56,053,344
Information Technology 30.6%		
[a]Acme Packet Inc.	158,300	4,443,481
[a]Advent Software Inc.	166,300	4,488,437
[a]Bottomline Technologies Inc.	243,804	5,736,708
[a]CIBER Inc.	798,400	3,321,344
Cognex Corp.	137,800	5,546,450
[a]CommVault Systems Inc.	82,500	4,295,775
[a]Cymer Inc.	72,800	3,773,952

Annual Report | 83

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Small Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Information Technology (continued)		
[a]DTS Inc.	80,300	$ 2,505,360
[a,b]Echo Global Logistics Inc.	273,200	4,652,596
[a]Envestnet Inc.	239,400	2,994,894
[a]Fabrinet	178,002	2,993,994
[a]FARO Technologies Inc.	125,600	7,031,088
[a]Guidewire Software Inc.	44,900	1,222,178
[a,b]Higher One Holdings Inc.	219,000	3,453,630
[a]Ixia	396,200	4,992,120
[a]Jive Software Inc.	52,100	1,240,501
[a]Lattice Semiconductor Corp.	588,000	3,210,480
[a,b]Millennial Media Inc.	58,100	1,102,157
National Instruments Corp.	88,000	2,393,600
[a,b]OpenTable Inc.	53,300	2,384,109
Power Integrations Inc.	105,900	4,011,492
[a]Progress Software Corp.	157,963	3,655,264
Sapient Corp.	302,720	3,623,558
[a]Semtech Corp.	185,200	5,048,552
[a]ServiceSource International Inc.	237,100	3,931,118
[a]Shoretel Inc.	592,400	2,837,596
[a]Silicon Laboratories Inc.	107,300	3,808,077
[a]Stratasys Inc.	62,300	3,190,383
[a]Trimble Navigation Ltd.	53,200	2,880,248
[a]ViaSat Inc.	54,700	2,642,010
[a]Volterra Semiconductor Corp.	157,100	5,167,019
[a,b]Yelp Inc.	42,900	980,694
		113,558,865
Total Common Stocks (Cost $274,041,017)		353,885,472
Short Term Investments 10.9%		
Money Market Funds (Cost $16,960,005) 4.6%		
[a,c]Institutional Fiduciary Trust Money Market Portfolio	16,960,005	16,960,005
[d]**Investments from Cash Collateral Received for Loaned Securities (Cost $23,406,475) 6.3%**		
Money Market Funds 6.3%		
[e]BNY Mellon Overnight Government Fund, 0.14%	23,406,475	23,406,475
Total Investments (Cost $314,407,497) 106.4%		394,251,952
Other Assets, less Liabilities (6.4)%		(23,621,287)
Net Assets 100.0%		$370,630,665

See Abbreviations on page 121.

[a]Non-income producing.
[b]A portion or all of the security is on loan at April 30, 2012. See Note 1(c).
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(c) regarding securities on loan.
[e]The rate shown is the annualized seven-day yield at period end.

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 85

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

86 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 87

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

88 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks 98.0%		
Consumer Discretionary 22.7%		
[a,b] Blue Nile Inc.	173,200	$ 5,244,496
[a] BorgWarner Inc.	800,000	63,232,000
[a] Buffalo Wild Wings Inc.	465,000	38,990,250
[a] Chipotle Mexican Grill Inc.	90,000	37,273,500
Dick's Sporting Goods Inc.	1,050,000	53,130,000
[a] Discovery Communications Inc., A	600,000	32,652,000
[a] Discovery Communications Inc., C	250,000	12,422,500
[a] Dollar General Corp.	1,050,000	49,833,000
Guess? Inc.	950,000	27,816,000
[a,b] HomeAway Inc.	400,000	10,420,000
[a] Iconix Brand Group Inc.	650,000	9,971,000
International Game Technology	1,500,000	23,370,000
Jarden Corp.	1,280,000	53,670,400
[a] Lululemon Athletica Inc. (Canada)	140,000	10,379,600
Marriott International Inc., A	1,000,000	39,090,000
Nordstrom Inc.	350,000	19,551,000
[a,c] Peet's Coffee & Tea Inc.	668,300	51,338,806
Ralph Lauren Corp.	225,000	38,760,750
Starwood Hotels & Resorts Worldwide Inc.	375,000	22,200,000
[a] Tenneco Inc.	814,500	25,111,035
Tiffany & Co.	350,000	23,961,000
Tractor Supply Co.	440,000	43,300,400
Ulta Salon Cosmetics & Fragrance Inc.	300,000	26,454,000
[a] Under Armour Inc., A	400,000	39,172,000
[a] Urban Outfitters Inc.	900,000	26,064,000
Wolverine World Wide Inc.	950,000	39,852,500
Wynn Resorts Ltd.	200,000	26,680,000
		849,940,237
Consumer Staples 5.0%		
[a,b] Boston Beer Inc., A	360,000	37,195,200
Mead Johnson Nutrition Co., A	465,000	39,785,400
[a] Monster Beverage Corp.	540,000	35,078,400
[a] TreeHouse Foods Inc.	604,200	34,747,542
Whole Foods Market Inc.	490,000	40,704,300
		187,510,842
Energy 8.6%		
[a] Cameron International Corp.	650,000	33,312,500
[a] FMC Technologies Inc.	500,000	23,500,000
[a] Oil States International Inc.	370,000	29,444,600
QEP Resources Inc.	2,030,000	62,544,300
SM Energy Co.	800,000	52,888,000
[a] Superior Energy Services Inc.	1,325,000	35,669,000
[a] Whiting Petroleum Corp.	1,500,000	85,800,000
		323,158,400

90 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Financials 6.8%		
[a]Affiliated Managers Group Inc.	415,000	$ 47,152,300
Comerica Inc.	1,550,000	49,631,000
Hancock Holding Co.	625,500	20,128,590
[a]IntercontinentalExchange Inc.	209,648	27,891,570
Jones Lang LaSalle Inc.	535,000	42,767,900
Lazard Ltd., A	850,000	23,383,500
[a]Signature Bank	460,000	30,217,400
T. Rowe Price Group Inc.	225,000	14,200,875
		255,373,135
Health Care 12.4%		
Agilent Technologies Inc.	650,000	27,417,000
[a]Alexion Pharmaceuticals Inc.	375,000	33,870,000
[a]Allscripts Healthcare Solutions Inc.	1,140,000	12,631,200
[a]BioMarin Pharmaceutical Inc.	50,000	1,735,000
[a]CareFusion Corp.	1,000,000	25,910,000
[a]Cerner Corp.	600,000	48,654,000
[a]DaVita Inc.	496,800	44,006,544
[a]Hospira Inc.	275,000	9,658,000
[a]IDEXX Laboratories Inc.	18,000	1,582,740
[a]Illumina Inc.	175,000	7,792,750
[a]Intuitive Surgical Inc.	75,000	43,365,000
[a]Medivation Inc.	145,000	11,727,600
[a]Mettler-Toledo International Inc.	315,000	56,485,800
[a]Regeneron Pharmaceuticals Inc.	56,600	7,655,716
[a,b,d]Stereotaxis Inc.	2,650,000	1,084,380
[a]Thoratec Corp.	385,000	13,401,850
[a]Varian Medical Systems Inc.	480,000	30,441,600
[a]Vertex Pharmaceuticals Inc.	50,000	1,924,000
[a]Waters Corp.	600,000	50,466,000
[a]Watson Pharmaceuticals Inc.	450,000	33,912,000
		463,721,180
Industrials 13.6%		
[a]Allegiant Travel Co.	450,000	26,442,000
AMETEK Inc.	1,004,700	50,566,551
[a]BE Aerospace Inc.	200,000	9,406,000
Cummins Inc.	250,000	28,957,500
Fastenal Co.	800,000	37,456,000
Flowserve Corp.	250,000	28,732,500
Fluor Corp.	350,000	20,212,500
Gardner Denver Inc.	400,000	26,056,000
[a]Hexcel Corp.	775,000	21,219,500
J.B. Hunt Transport Services Inc.	509,600	28,196,168
Kansas City Southern	350,000	26,957,000
The Manitowoc Co. Inc.	500,000	6,925,000
Pall Corp.	386,000	23,009,460
Robert Half International Inc.	939,800	28,006,040

Annual Report | 91

Franklin Small-Mid Cap Growth Fund	Shares	Value
Common Stocks (continued)		
Industrials (continued)		
Rockwell Automation Inc.	700,000	$ 54,138,000
Roper Industries Inc.	500,000	50,950,000
[a]Sensata Technologies Holding NV	1,000,000	31,760,000
[a]Verisk Analytics Inc., A	200,000	9,790,000
		508,780,219
Information Technology 22.6%		
[a]Acme Packet Inc.	700,000	19,649,000
[a]Alliance Data Systems Corp.	235,000	30,195,150
[a]ANSYS Inc.	750,000	50,302,500
Avago Technologies Ltd. (Singapore)	1,170,000	40,341,600
[a]Bottomline Technologies Inc.	600,000	14,118,000
[a]Check Point Software Technologies Ltd. (Israel)	350,000	20,345,500
[a]Citrix Systems Inc.	450,000	38,524,500
[a]CommVault Systems Inc.	450,000	23,431,500
[a]Electronic Arts Inc.	1,150,000	17,687,000
[a]Equinix Inc.	150,000	24,630,000
[a]F5 Networks Inc.	300,000	40,179,000
FactSet Research Systems Inc.	250,000	26,215,000
[a]Fortinet Inc.	173,646	4,535,633
[a]Freescale Semiconductor Holdings I Ltd.	849,382	10,540,831
[a,b]Higher One Holdings Inc.	1,500,000	23,655,000
[a]Hittite Microwave Corp.	644,300	34,495,822
[a]Informatica Corp.	650,000	29,913,000
[a]Nuance Communications Inc.	2,100,000	51,324,000
[a]NXP Semiconductors NV (Netherlands)	520,000	13,442,000
[a]Red Hat Inc.	1,050,000	62,590,500
[a]Riverbed Technology Inc.	650,000	12,824,500
[a]Shoretel Inc.	1,180,000	5,652,200
[a]Silicon Laboratories Inc.	704,926	25,017,824
[a]Teradata Corp.	300,000	20,934,000
[a]Trimble Navigation Ltd.	1,300,000	70,382,000
[a]VeriFone Systems Inc.	600,000	28,584,000
[a]ViaSat Inc.	675,000	32,602,500
Western Union Co.	1,500,000	27,570,000
Xilinx Inc.	1,075,000	39,108,500
[a,b]Zynga Inc.	1,266,700	10,564,278
		849,355,338
Materials 4.5%		
Albemarle Corp.	250,000	16,325,000
Celanese Corp., A	1,325,000	64,209,500
The Scotts Miracle-Gro Co., A	395,700	20,734,680
The Sherwin-Williams Co.	200,000	24,056,000
Walter Energy Inc.	650,000	43,101,500
		168,426,680

92 | Annual Report

aNon-income producing.
bA portion or all of the security is on loan at April 30, 2012. See Note 1(c).
cSee Note 9 regarding holdings of 5% voting securities.
dAt April 30, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 93

94 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 95

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Strategic Series

Financial Statements *(continued)*

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Investment income:			
Dividends (net of foreign taxes[a])	$ 29,193,379	$ 321,730	$ 2,235,400
Income from securities loaned	1,260,992	—	151,282
Total investment income	30,454,371	321,730	2,386,682
Expenses:			
Management fees (Note 3a)	15,741,709	162,485	2,097,784
Administrative fees (Note 3b)	—	43,995	842,067
Distribution fees: (Note 3c)			
Class A	4,990,610	55,314	543,994
Class B	147,120	—	21,325
Class C	3,107,067	22,365	493,054
Class R	345,741	160	149,416
Transfer agent fees (Note 3e)	7,509,606	34,362	825,428
Special servicing agreement fees (Note 10)	1,240,663	—	166,353
Custodian fees (Note 4)	48,501	1,182	10,081
Reports to shareholders	383,961	7,193	61,456
Registration and filing fees	115,697	45,186	83,019
Professional fees	55,918	27,763	35,094
Trustees' fees and expenses	46,676	—	5,677
Other	65,155	6,305	19,802
Total expenses	33,798,424	406,310	5,354,550
Expenses waived/paid by affiliates (Note 3f)	—	(132,693)	—
Net expenses	33,798,424	273,617	5,354,550
Net investment income (loss)	(3,344,053)	48,113	(2,967,868)
Realized and unrealized gains (losses):			
Net realized gain (loss) from:			
Investments	190,494,497	110,278	25,131,870
Foreign currency transactions	—	5,317	(6,891)
Net realized gain (loss)	190,494,497	115,595	25,124,979
Net change in unrealized appreciation (depreciation) on:			
Investments	(145,241,115)	(147,481)	(16,236,147)
Translation of other assets and liabilities denominated in foreign currencies	—	(1,292)	(278)
Net change in unrealized appreciation (depreciation)	(145,241,115)	(148,773)	(16,236,425)
Net realized and unrealized gain (loss)	45,253,382	(33,178)	8,888,554
Net increase (decrease) in net assets resulting from operations	$ 41,909,329	$ 14,935	$ 5,920,686
[a]Foreign taxes withheld on dividends	$ 38,243	$ 29,528	$ 7,453

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

102 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, five of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC

Annual Report | 103

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Flex Cap Growth Fund		Franklin Focused Core Equity Fund	
	Shares	Amount	Shares	Amount
Class R Shares:				
Year ended April 30, 2012				
Shares sold	426,577	$ 20,036,659	1,535	$ 14,348
Shares issued in reinvestment of distributions	65,438	2,758,881	241	2,051
Shares redeemed	(374,587)	(17,450,929)	(77)	(725)
Net increase (decrease)	117,428	$ 5,344,611	1,699	$ 15,674
Year ended April 30, 2011				
Shares sold	380,532	$ 16,868,527	1,215	$ 11,006
Shares issued in reinvestment of distributions	—	—	1	13
Shares redeemed	(392,016)	(17,151,711)	(1,004)	(9,475)
Net increase (decrease)	(11,484)	$ (283,184)	212	$ 1,544
Advisor Class Shares:				
Year ended April 30, 2012				
Shares sold	1,717,874	$ 84,522,481	163,017	$ 1,517,932
Shares issued in reinvestment of distributions	914,561	40,258,972	19,626	167,995
Shares redeemed	(3,477,610)	(170,069,098)	(36,835)	(340,672)
Net increase (decrease)	(845,175)	$ (45,287,645)	145,808	$ 1,345,255
Year ended April 30, 2011				
Shares sold	6,927,872	$ 306,304,533	75,624	$ 635,296
Shares issued in reinvestment of distributions	—	—	962	9,120
Shares redeemed	(3,174,315)	(146,434,800)	(17,465)	(147,265)
Net increase (decrease)	3,753,557	$ 159,869,733	59,121	$ 497,151

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class A Shares:				
Year ended April 30, 2012				
Shares sold	2,311,351	$ 51,324,801	6,028,359	$ 72,472,938
Shares issued in reinvestment of distributions	587,026	11,705,288	—	—
Shares redeemed	(2,510,844)	(55,605,706)	(7,747,869)	(90,526,285)
Net increase (decrease)	387,533	$ 7,424,383	(1,719,510)	$(18,053,347)
Year ended April 30, 2011				
Shares sold	2,676,798	$ 57,153,257	8,367,719	$ 92,360,322
Shares redeemed	(2,554,412)	(52,457,770)	(7,315,341)	(79,027,510)
Net increase (decrease)	122,386	$ 4,695,487	1,052,378	$ 13,332,812

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Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin Growth Opportunities Fund		Franklin Small Cap Growth Fund	
	Shares	Amount	Shares	Amount
Class B Shares:				
Year ended April 30, 2012				
Shares sold	11,389	$ 226,278	21,709	$ 244,530
Shares issued in reinvestment of distributions	6,672	121,702	—	—
Shares redeemed	(108,411)	(2,196,438)	(163,360)	(1,765,924)
Net increase (decrease)	(90,350)	$ (1,848,458)	(141,651)	$ (1,521,394)
Year ended April 30, 2011				
Shares sold	17,520	$ 335,780	32,004	$ 331,066
Shares redeemed	(155,593)	(2,960,294)	(445,366)	(4,110,325)
Net increase (decrease)	(138,073)	$ (2,624,514)	(413,362)	$ (3,779,259)
Class C Shares:				
Year ended April 30, 2012				
Shares sold	560,922	$ 11,312,659	1,206,764	$ 13,156,340
Shares issued in reinvestment of distributions	181,989	3,310,379	—	—
Shares redeemed	(863,481)	(17,609,094)	(1,528,044)	(16,206,758)
Net increase (decrease)	(120,570)	$ (2,986,056)	(321,280)	$ (3,050,418)
Year ended April 30, 2011				
Shares sold	686,584	$ 13,565,498	1,517,359	$ 15,503,699
Shares redeemed	(697,082)	(13,165,087)	(1,647,331)	(15,763,595)
Net increase (decrease)	(10,498)	$ 400,411	(129,972)	$ (259,896)
Class R Shares:				
Year ended April 30, 2012				
Shares sold	538,591	$ 11,656,917	325,496	$ 3,770,077
Shares issued in reinvestment of distributions	101,448	1,977,223	—	—
Shares redeemed	(358,034)	(7,788,790)	(354,767)	(3,662,112)
Net increase (decrease)	282,005	$ 5,845,350	(29,271)	$ 107,965
Year ended April 30, 2011				
Shares sold	730,372	$ 14,596,539	481,450	$ 5,234,920
Shares redeemed	(393,736)	(7,863,259)	(210,911)	(2,280,918)
Net increase (decrease)	336,636	$ 6,733,280	270,539	$ 2,954,002
Advisor Class Shares:				
Year ended April 30, 2012				
Shares sold	406,071	$ 9,246,246	1,353,224	$ 17,058,899
Shares issued in reinvestment of distributions	429,099	8,908,092	—	—
Shares redeemed	(1,243,134)	(28,876,524)	(1,339,370)	(16,798,818)
Net increase (decrease)	(407,964)	$ (10,722,186)	13,854	$ 260,081
Year ended April 30, 2011				
Shares sold	569,212	$ 12,226,433	1,968,462	$ 23,211,386
Shares redeemed	(5,854,071)	(110,712,308)	(9,305,707)	(93,406,510)
Net increase (decrease)	(5,284,859)	$ (98,485,875)	(7,337,245)	$(70,195,124)

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Notes to Financial Statements *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Franklin Small-Mid Cap Growth Fund	
	Shares	Amount
Class A Shares:		
Year ended April 30, 2012		
Shares sold	8,386,535	$ 306,057,022
Shares issued in reinvestment of distributions	2,740,989	90,014,083
Shares redeemed	(17,290,224)	(631,592,360)
Net increase (decrease)	(6,162,700)	$(235,521,255)
Year ended April 30, 2011		
Shares sold	10,680,160	$ 378,510,776
Shares redeemed	(19,868,113)	(681,736,622)
Net increase (decrease)	(9,187,953)	$(303,225,846)
Class B Shares:		
Year ended April 30, 2012		
Shares sold	3,234	$ 109,928
Shares issued in reinvestment of distributions	9,463	285,407
Shares redeemed	(250,713)	(8,436,124)
Net increase (decrease)	(238,016)	$ (8,040,789)
Year ended April 30, 2011		
Shares sold	28,907	$ 987,069
Shares redeemed	(214,684)	(6,893,336)
Net increase (decrease)	(185,777)	$ (5,906,267)
Class C Shares:		
Year ended April 30, 2012		
Shares sold	951,785	$ 31,176,896
Shares issued in reinvestment of distributions	535,578	15,563,901
Shares redeemed	(2,174,525)	(70,480,754)
Net increase (decrease)	(687,162)	$ (23,739,957)
Year ended April 30, 2011		
Shares sold	1,088,204	$ 35,030,557
Shares redeemed	(2,178,137)	(66,501,539)
Net increase (decrease)	(1,089,933)	$ (31,470,982)
Class R Shares:		
Year ended April 30, 2012		
Shares sold	586,884	$ 20,866,858
Shares issued in reinvestment of distributions	93,046	2,964,451
Shares redeemed	(1,096,204)	(39,738,458)
Net increase (decrease)	(416,274)	$ (15,907,149)
Year ended April 30, 2011		
Shares sold	720,515	$ 24,536,455
Shares redeemed	(773,149)	(25,875,344)
Net increase (decrease)	(52,634)	$ (1,338,889)

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Notes to Financial Statements (continued)

2. Shares of Beneficial Interest (continued)

	Franklin Small-Mid Cap Growth Fund	
	Shares	Amount
Advisor Class Shares:		
Year ended April 30, 2012		
Shares sold	3,973,901	$ 145,559,838
Shares issued in reinvestment of distributions	915,792	31,081,984
Shares redeemed	(4,786,024)	(181,669,694)
Net increase (decrease)	103,669	$ (5,027,872)
Year ended April 30, 2011		
Shares sold	4,457,110	$ 161,876,951
Shares redeemed	(7,499,826)	(273,882,827)
Net increase (decrease)	(3,042,716)	$(112,005,876)

3. Transactions with Affiliates

a. Management Fees

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Annualized Fee Rate	Net Assets
0.500%	Up to and including $500 million
0.400%	Over $500 million, up to and including $1 billion
0.350%	Over $1 billion, up to and including $1.5 billion
0.300%	Over $1.5 billion, up to and including $6.5 billion
0.275%	Over $6.5 billion, up to and including $11.5 billion
0.250%	Over $11.5 billion, up to and including $16.5 billion
0.240%	Over $16.5 billion, up to and including $19 billion
0.230%	Over $19 billion, up to and including $21.5 billion
0.220%	In excess of $21.5 billion

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

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Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
b.	Administrative Fees

The Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund pay an administrative fee to FT Services of 0.20% per year of the average daily net assets of each of the funds.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin Focused Core Equity Fund, the Franklin Growth Opportunities Fund, and the Franklin Small Cap Growth Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised

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Notes to Financial Statements *(continued)*

3. Transactions with Affiliates *(continued)*

d. Sales Charges/Underwriting Agreements *(continued)*

the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the year:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$830,434	$33,395	$95,232
CDSC retained	$ 32,699	$ 1,106	$ 7,395

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Sales charges retained net of commissions paid to unaffiliated broker/dealers	$107,965	$273,979
CDSC retained	$ 9,989	$ 24,815

e. Transfer Agent Fees

For the year ended April 30, 2012, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Transfer agent fees	$4,187,856	$21,354	$483,619	$456,440	$4,919,007

f. Waiver and Expense Reimbursements

For the Franklin Focused Core Equity Fund, Advisers and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the fund do not exceed 0.89% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2012.

g. Other Affiliated Transactions

At April 30, 2012, Advisers owned 11.13% of the Franklin Focused Core Equity Fund's outstanding shares.

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Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At April 30, 2012, the Franklin Small Cap Growth Fund had capital loss carryforwards of $3,940,393 expiring in 2018. During the year ended April 30, 2012, the Franklin Small Cap Growth Fund utilized $33,131,966 of capital loss carryforwards.

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss to the first day of the following fiscal year. At April 30, 2012, the Franklin Focused Core Equity Fund deferred post-October capital losses of $294,763.

The Franklin Growth Opportunities Fund has foregone capital loss carryovers of $18,583,907 as a result of a timing difference between excise tax and income tax requirements relating to the expiration of capital loss carryovers.

The tax character of distributions paid during the years ended April 30, 2012 and 2011, was as follows:

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Notes to Financial Statements *(continued)*

5. Income Taxes *(continued)*

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund
Cost of investments	$2,508,528,166	$ 30,924,231	$350,900,179
Unrealized appreciation	$1,216,114,770	$ 3,840,115	$111,403,709
Unrealized depreciation	(53,469,271)	(1,744,466)	(7,127,621)
Net unrealized appreciation (depreciation)	$1,162,645,499	$ 2,095,649	$104,276,088
Undistributed ordinary income	$ —	$ 166,199	$ —
Undistributed long term capital gains	102,652,032	—	10,353,364
Distributable earnings	$ 102,652,032	$ 166,199	$ 10,353,364

	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Cost of investments	$ 318,336,446	$2,688,023,276
Unrealized appreciation	$ 92,372,883	$1,233,841,539
Unrealized depreciation	(16,457,377)	(88,334,836)
Net unrealized appreciation (depreciation)	$ 75,915,506	$1,145,506,703
Distributable earnings – undistributed long term capital gains	$ —	$ 195,606,810

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6. Investment Transactions

	Franklin Flex Cap Growth Fund	Franklin Focused Core Equity Fund	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund
Purchases	$1,697,525,867	$22,656,332	$268,838,676	$174,841,185	$1,730,760,582
Sales	$1,854,262,550	$10,498,160	$308,410,099	$202,213,111	$2,022,323,381

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Notes to Financial Statements (continued)

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

8. Restricted Securities

Shares	Issuer	Acquisition Date	Cost	Value
2,227,171	FibroGen Inc., pfd., E (0.25% of Net Assets)	5/19/00	$9,999,998	$9,131,401

9. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Small-Mid Cap Growth Fund for the year ended April 30, 2012, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates							
Peet's Coffee & Tea Inc.	566,100	240,156	137,956	668,300	$51,338,806	$ —	$1,039,333
Total Affiliated Securities (1.37% of Net Assets)							

10. Special Servicing Agreement

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Notes to Financial Statements (continued)

10. SPECIAL SERVICING AGREEMENT (continued)

(Allocator Funds), participate in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended April 30, 2012, the Franklin Flex Cap Growth Fund and the Franklin Growth Opportunities Fund were held by one or more of the Allocator Funds and the amount of expenses borne by the funds is noted in the Statements of Operations. At April 30, 2012, 17.94% of the Franklin Flex Cap Growth Fund and 19.70% of the Franklin Growth Opportunities Fund outstanding shares were held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended April 30, 2012, the Funds did not use the Global Credit Facility.

12. REGULATORY AND LITIGATION MATTERS

During the year ended April 30, 2011, the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund received $353,377 and $3,533,869, respectively, resulting from a settlement between the U.S. Securities and Exchange Commission and Advisers relating to market-timing activities, as previously reported in the fund’s financial statements during the years ended April 30, 2004 through April 30, 2007. This payment is included in capital shares transactions on the Statements of Changes in Net Assets.

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Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS

The Trust follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Trust’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2012, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

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Franklin Strategic Series

Notes to Financial Statements *(continued)*

13. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Small Cap Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments[b]	$ 353,885,472	$ —	$ —	$ 353,885,472
Short Term Investments	16,960,005	23,406,475	—	40,366,480
Total Investments in Securities	$ 370,845,477	$23,406,475	$ —	$ 394,251,952
Franklin Small-Mid Cap Growth Fund				
Assets:				
Investments in Securities:				
Equity Investments[b]	$3,677,383,031	$ —	$ —	$3,677,383,031
Short Term Investments	78,149,270	77,997,678	—	156,146,948
Total Investments in Securities	$3,755,532,301	$77,997,678	$ —	$3,833,529,979

[a]Includes common and preferred stocks.

[b]For detailed catagories, see the accompanying Statements of Investments.

	Balance at Beginning of Year	Purchases (Sales)	Transfers Into (Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Balance at End of Year	Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Year End
Assets:								
Equity Investments:[a]								
Pharmaceuticals, Biotechnology & Life Sciences	$9,510,020	$—	$—	$—	$ —	$ (378,619)	$9,131,401	$(378,619)
Telecommunication Services	—[b]	—	—	—	(2,000,000)	2,000,000	—	—
Total	$9,510,020	$—	$—	$—	$(2,000,000)	$1,621,381	$9,131,401	$(378,619)

[a]Includes preferred stocks.

[b]Includes securities determined to have no value.

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Notes to Financial Statements (continued)

14. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

15. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Flex Cap Growth Fund, Franklin Focused Core Equity Fund, Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund, and Franklin Small-Mid Cap Growth Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2012

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Board Members and Officers

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	132	Bar-S Foods (meat packing company) (1981-2010).
Principal Occupation During at Least the Past 5 Years: Director of various companies; and **formerly,** Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).				
Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	107	ICO Global Communications (Holdings) Limited (satellite company) (2006-2010), Chevron Corporation (global energy company) (1989-2009), Hewlett-Packard Company (technology company) (1996-2002), Safeway, Inc. (grocery retailer) (1991-1998) and TransAmerica Corporation (insurance company) (1989-1999).
Principal Occupation During at Least the Past 5 Years: Private investor; and **formerly,** Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Group (telephone holding company) (1988-1994).				
Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	132	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During at Least the Past 5 Years: Director or Trustee of various companies and trusts; and **formerly,** Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison – United States Treasury Department (1988-1989).				
J. Michael Luttig (1954) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2009	132	Boeing Capital Corporation (aircraft financing).
Principal Occupation During at Least the Past 5 Years: Executive Vice President, General Counsel and member of Executive Council, The Boeing Company; and **formerly,** Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 17, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each such individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2012, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Flex Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the middle quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest quintile of the performance universe during the previous three-year period but the second-highest quintile of such universe during each of the previous five- and 10-year periods. The Board found the Fund’s overall comparative performance to be acceptable, noting that the Fund’s total return for the annualized three-year period as set forth in the Lipper report exceeded 19%.

Franklin Focused Core Equity Fund – The performance universe for this Fund consisted of all retail and institutional multi-cap core funds as selected by Lipper. The Fund has been in operation for only four full years, and the Lipper report showed its total return for the one-year period to be in the second-lowest quintile of such performance universe, but on an annualized basis to be in the second-highest quintile of such performance universe for the four-year period of its operation. The Board discussed with management the reasons for the Fund’s underperformance for the one-year period but did not believe the Fund’s overall performance to be particularly meaningful in view of its brief period of operation.

Franklin Growth Opportunities Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional multi-cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the upper half of its performance universe, and on an annualized basis to be in either the highest performing or second-highest performing quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s comparative investment performance as set forth in the Lipper report.

Franklin Small Cap Growth Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional small cap growth funds as selected by Lipper. The Lipper report showed the Fund’s total return to be in the second-highest quintile of such performance universe during the one-year period, and on an annualized basis to also be in the highest quintile of such universe for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the upper half of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative investment performance as set forth in the Lipper report.

Franklin Small-Mid Cap Growth Fund – The performance universe for this Fund consisted of all retail and institutional mid-cap growth funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return during the one-year period to be in the middle quintile of such performance universe, and on an annualized basis to also be in the middle quintile of such universe during each of the previous three- and five-year periods, and the second-lowest quintile of such universe during the previous 10-year period. The Board found the Fund’s overall comparative investment performance as set forth in the Lipper report to be acceptable, noting that its annualized 10-year return was less than a half percent below the performance universe average.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratios for each of Franklin Flex Cap Growth Fund and Franklin Small-Mid Cap Growth Fund to be in the least expensive quintiles of their respective Lipper expense groups. The contractual investment management fee rates for each of Franklin Small Cap Growth Fund and Franklin Growth Opportunities Fund were in the least expensive quintiles of their respective Lipper expense groups and their actual total expense ratios were below the medians of such groups. The Board was satisfied with the contractual management fees and total expense ratios of each of these Funds in comparison to their expense groups as shown in the Lipper reports. The contractual investment management fee rate for Franklin Focused Core Equity Fund was in the second most expensive quintile of its Lipper expense group, but its actual total expense ratio was in the second least expensive quintile of such expense group. The Board was satisfied with the expenses of this Fund as shown in its Lipper report, noting they were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for all of the Funds contains breakpoints that continued to asset levels that exceeded their asset sizes at December 31, 2011. The assets of Franklin Focused Core Equity Fund amounted to approximately $20 million at December 31, 2011, and the Board did not believe such size afforded any economies of scale, noting expenses were subsidized by management. In view of such fee structure and the favorable expense comparisons of each of the Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.

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Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

FRANKLIN STRATEGIC SERIES

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

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(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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© 2012 Franklin Templeton Investments. All rights reserved.

FSS1 A 06/12

FRANKLIN STRATEGIC SERIES

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Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product growth, notably improved during the 12-month period ended April 30, 2012. The national unemployment rate for April 2012 stood at 8.1%, compared with 9.0% at the start of the period.1 Jobless claims touched a four-year low in February, and job creation was fairly robust. Consistent with employment trends, industrial production and manufacturing activity increased toward the end of the period. Automobile sales rose to their highest levels since February 2008, and consumer confidence climbed to pre-recession levels. Outside of the U.S., Greece secured bailout financing as bondholders agreed to concessions and the country enacted austerity measures. Although the long-term resolution of the European debt situation remained unclear, the European Central Bank’s plan to increase liquidity through loans was well received and seemed to improve investor sentiment.

At the end of the reporting period, however, significant challenges to the economy remained, including uncertainty surrounding deeply indebted European countries, soaring gas prices amid political turmoil in the Middle East, indications of reduced economic stimulus from the federal government, and continued malaise in the U.S. housing market. Signs of China’s economic growth slowdown contributed to pessimism as, despite a higher overall level of U.S. exports, the U.S. trade deficit widened following decreases in exports to China and the eurozone.

Amid improved economic reports, U.S. stock markets responded well and reached multi-year highs in late March and early April 2012. The Dow Jones Industrial Average exceeded the 13,000 level for the first time since 2008, and the NASDAQ Composite Index hit an 11-year high. Overall, growth stocks outperformed value, and leading market sectors included information technology, consumer discretionary and utilities. Sector performance varied widely, with energy, materials and financials lagging the broader market and posting the largest declines.

The foregoing information reflects our analysis and opinions as of April 30, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

Annual Report | 3

Franklin Biotechnology Discovery Fund

Your Fund’s Goal and Main Investments: Franklin Biotechnology Discovery Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Biotechnology Discovery Fund covers the fiscal year ended April 30, 2012.

Performance Overview

Franklin Biotechnology Discovery Fund – Class A posted a +13.18% cumulative total return for the 12 months under review. The Fund underperformed the +16.54% total return of its narrow benchmark, the NASDAQ Biotechnology Index, which tracks U.S. and international-based biotechnology stocks, but outperformed the +4.76% total return of its broad benchmark, the Standard & Poor’s® 500 Index (S&P 500®), which is a broad based measure of the U.S. stock market.1 For comparison, domestic and international-based stocks as measured by the NASDAQ Composite Index generated a +7.12% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 8.

Investment Strategy

The Fund is managed using a bottom-up approach to individual stock selection, with a focus on fundamental analysis and primary research. We look for bio-technology, biopharmaceutical and platform technology companies that possess products with favorable competitive profiles, large market opportunities and strong intellectual property, supported by thoughtful clinical and market development strategies. Our assessment of these products is based on extensive primary research and due diligence and includes, but is not limited to, a thorough review of medical literature, consultation of community and academic physicians, and attendance at scientific meetings and symposia. Additionally, we favor companies with excellent management, strong financial characteristics and attractive valuations.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 28.

4 | Annual Report

Manager’s Discussion

The 12-month reporting period included a precipitous decline for biotechnology stocks in August 2011, with a subsequent rally for the industry continuing through April 2012. Wide disparity among performance for certain positions occurred in this volatile environment. The Fund’s performance was driven by triple-digit gains for several holdings, combined with solid returns for some of the larger Fund positions. Conversely, some positions posted declines that exceeded 75%, illustrating the degree of performance dispersion. Please keep in mind volatility is not uncommon in the biotechnology sector, and the Fund seeks to take advantage of short-term volatility by initiating or adding to what we believe to be undervalued securities.

Among the Fund’s leading contributors to absolute performance were Pharmasset, Inhibitex and Alexion Pharmaceuticals. Specializing in antiviral drugs for HIV and hepatitis B and C, drug developer Pharmasset was acquired at a healthy premium to its then share price by Gilead Sciences, also a Fund position and another top performer. Gilead Sciences, which completed the acquisition of Pharmasset in January 2012, reported positive test results from a 12-week study of its hepatitis C treatment GS-7977. The firm also reported higher total revenues for the first quarter of 2012 amid increased sales of antiviral drugs Atripla and Truvada and new product Complera/Eviplera. Sales for Complera/Eviplera more than doubled between the fourth quarter of 2011 and the first quarter of 2012. The U.S. Food and Drug Administration (FDA) approved Gilead’s Viread drug for use in the treatment of specific HIV-1 infections, and accepted Gilead’s new drug application for Truvada for reducing the risk of HIV-1 infection among uninfected adults.

Inhibitex, a new position established during the 12-month period, represented another biotechnology company acquired by a larger health care firm. The clinical-stage developer of drugs for treating or preventing bacterial and viral infections, including hepatitis C, was purchased at a healthy premium to its then share price by global drugmaker Bristol-Myers Squibb.

Shares of drug developer Alexion Pharmaceuticals also rose in value, benefiting the Fund. Robust sales were reported for the firm’s drug Soliris, which inhibits immune system dysfunctions that cause autoimmune and neurological disorders. In addition, the FDA approved Soliris for use in a rare ailment that causes kidney disease and high blood pressure, mainly in children. Although the medicine is approved for use in Europe and Japan, availability in North America had been hampered by factors such as marketing restrictions.

Conversely, Dendreon, InterMune and Human Genome Sciences detracted from Fund performance. Focused on developing and marketing treatments for cancer patients, Dendreon generated higher fourth-quarter sales for its

Annual Report | 5

sole commercial product, Provenge, and solid revenues from royalties from a Merck hepatitis C drug. However, the company’s stock decline weighed on performance as it announced it expected more modest sales of Provenge in the first quarter of 2012. Earlier in the period, Dendreon reported physicians were concerned about reimbursement for Provenge, a revelation that eventually resulted in a class action lawsuit against the company.

InterMune develops treatments for pulmonology and orphan fibrotic diseases, including lung disease idiopathic pulmonary fibrosis (IPF). The company’s shares lost value and detracted from returns during the period, largely due to higher operating expenses and concerns over reimbursements for its new IPF drug, Esbriet. With austerity measures enacted in Europe and more proposed, the impact of potential government budget shortfalls on sales of and reimbursements for Esbriet weighed on InterMune’s share price.

Although Human Genome Sciences’ (HGS) performance also hindered returns, at the end of the period the firm received an unsolicited takeover bid from GlaxoSmithKline at a notable premium to its then share price. Overhead costs and collaboration expenses have weighed on HGS, and the firm reported a loss in the first quarter of 2012. However, the loss narrowed compared to prior periods as sales of lupus treatment Benlysta rebounded from disappointing levels, and research and development expenses were reduced. Although HGS says the unsolicited bid underestimates the firm’s value and represents a notable discount to its share price from a year ago, the extensive collaborative efforts between GlaxoSmithKline and HGS may deter other firms from making a rival bid. We sold our holding by period-end.

6 | Annual Report

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 7

Performance Summary as of 4/30/12

Franklin Biotechnology Discovery Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

8 | Annual Report

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

Annual Report | 9

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
6. Effective 9/1/09, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 9/1/09, a restated figure is used based upon the Fund’s Class A per-
formance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 9/1/09, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 9/1/09 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.62% and +18.08%.
7. Source: © 2012 Morningstar. The S&P 500 is a market capitalization-weighted index of 500 stocks designed to measure total U.S. equity market performance. The NASDAQ Biotechnology Index is a capitalization-weighted index designed to measure performance of all NASDAQ stocks in the biotechnology sector.

10 | Annual Report

Your Fund’s Expenses

Franklin Biotechnology Discovery Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 11

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.24% and Advisor: 0.94%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

12 | Annual Report

Franklin Natural Resources Fund

Your Fund’s Goal and Main Investments: Franklin Natural Resources Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services for natural resources companies.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Natural Resources Fund covers the fiscal year ended April 30, 2012.

Performance Overview

Franklin Natural Resources Fund – Class A had a -19.36% cumulative total return for the 12 months under review. The Fund underperformed the -16.22% total return of its narrow benchmark, the Standard & Poor’s (S&P) North American Natural Resources Index, which tracks companies involved in extractive industries (mining), energy, timber and forestry services, and the production of pulp and paper.1 It also underperformed the +4.76% total return of its broad benchmark, the S&P 500 Index (S&P 500), which is a broad measure of the U.S. stock market.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 20.

Investment Strategy

We use a fundamental, research-driven approach to identify industries in the natural resources sector that we believe offer the strongest underlying attributes including, but not limited to, favorable supply and demand characteristics, barriers to entry, and pricing power. Within those industries, we seek to identify individual companies that have identifiable growth drivers and that present, in our opinion, the best trade-off between growth, business and financial risk, and valuation. The Fund’s holdings are typically concentrated in the energy sector but also can include investments in the metals and mining, chemicals, paper and forest products, and other related sectors.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 34.

Annual Report | 13

Sector Overview

Commodities faced opposing forces of continued, albeit slowing, consumption growth in emerging economies and the rising risk of a developed-world recession, particularly in Europe, throughout the 12-month reporting period. In the first half of the period, reports indicated weakening economic output in the developed world, prompting commodities traders to price in risks to future physical demand. Although resilient Asian economies continued to drive demand for natural resources, investors became concerned that China’s and other emerging market countries’ rapid growth in recent years would decelerate as they sought to control inflation through various policies. Investor concerns intensified due to a belief that slowing growth or recession in Europe could negatively affect emerging market economies and result in further commodity demand weakness.

As many investors switched from assets perceived as risky, such as commodities and commodity-related stocks, to U.S. Treasuries and other perceived safe havens, a steep correction ensued across much of the commodities complex from May through September, until a rally generally lasting from October through February (one month shorter than the broad stock market rally, which lasted through March) partially offset earlier losses. Commodities largely tracked the volatile movements of global stocks and were further hindered, in part, by U.S. dollar appreciation. Among major commodities, gold and soybeans rose in price during the 12-month period, while natural gas, silver, platinum and wheat had some of the biggest declines. Most commodity-linked stocks also declined in value amid concerns of weaker consumer and industrial/producer demand for raw materials.

Economically sensitive fuels and industrial metals were negatively affected by slowing global economic growth concerns, while gold and several agricultural commodities remained resilient. On a percentage basis, U.S. natural gas prices fell the most (53.1%) as record production, particularly in North America where plentiful supplies were increasingly evident, overwhelmed industrial and residential demand.2 For crude oil, lower consumption in some parts of the world amid concerns about the fragility of the global economy brought spot prices for benchmark West Texas Intermediate (WTI) crude from $114 per barrel on April 30, 2011, to a period low of $76 on October 4.2 Subsequently, optimism about the U.S. economy and European leaders’ handling of the region’s financial crisis, subsiding fears of an economic hard landing in China, and concerns about oil supply disruption from Iran drove the WTI spot price

2. Source: Bloomberg LP.

14 | Annual Report

to $105 at period-end, resulting in a 12-month decline of 8.0%.2 Meanwhile, U.K.-based Brent crude oil prices, considered by many to be a better global benchmark, declined less for the same period, maintaining a historically wide price spread between WTI and Brent. The higher prices for Brent and other crude oil grades provided some confidence that the global supply and demand outlook was more positive than generally perceived.

Unlike many commodities that had reached all-time highs in early 2011 before moderating through period-end, such as copper and several agricultural products, gold prices continued to climb as investors sought to protect their wealth against financial market turmoil. Gold repeatedly broke records until its spot price reached a new nominal all-time high of $1,900 per troy ounce on September 5.2 Even though gold spot prices eventually ebbed to $1,665 per ounce at period-end, they still posted a 12-month gain of 6.5% during the period as safe-haven, central bank and physical demand (for industrial and jewelry applications) remained relatively robust, particularly across Asia.2 Conversely, the speculative frenzy that at one point lifted the silver market to a 31-year high collapsed, causing its spot price to plummet more than 35%, or from $48 to $31 per troy ounce.2 Industrially linked platinum and palladium also fared poorly, losing about 16% and 14% of their value during the 12 months under review.2 Similar to some precious metals, the base metals market also heeded the dominant concerns of economic uncertainty and political risk, combined with a slowdown in physical factory demand. Within the base metals complex, industrial benchmark copper futures rebounded sharply in the second half of the period but not enough to offset earlier declines, resulting in a 10% drop during the 12-month period despite signs of shortages.3

Amid the crosscurrents of the recent environment, it is important to take a long-term investment perspective and remember that natural resources investments are directly related to world consumption and resource supply limitation trends, which continue to appear supportive of production, revenue and earnings growth for commodity-producing companies and therefore, equity values. Periods of disruption and slowing are to be expected, and when viewed in a long-term light, can and often do present opportunities to invest in strong companies at attractive valuations. For these reasons, we employ an opportunistic approach as we are staunch believers in global, long-term consumption trends and invest with an understanding that volatility in stock markets often presents compelling values. We believe that, in many cases, this has occurred in the recent market environment, and we are actively seeking such opportunities.

3. Source: London Metal Exchange.

Annual Report | 15

Manager’s Discussion

The 12 months under review proved challenging for the commodities market, especially the summer and late fall of 2011 when investor anxiety about the eurozone sovereign debt and banking crises, the downgrade of the long-term U.S. credit rating to AA+ from AAA, and a possible economic hard landing in China led to heightened volatility in global financial markets. In this environment, the Fund’s net asset value declined to a period low in early October. A rally in commodities and commodity-related stocks ensued in early October and lasted through February, largely due to better-than-expected U.S. economic reports, as well as investor optimism about improvements of the eurozone’s financial situation and the likelihood of an economic soft landing in China, which helped the Fund erase some of the earlier losses. The commodity price correction resumed in March, however, due to renewed concerns of slowing global economic growth, particularly in the eurozone and in large emerging market countries such as China, India and Brazil.

Most of the Fund’s holdings were impacted by the same difficult environment that affected commodities. The Fund has historically held a much larger percentage of investments in higher growth companies and less in defensive integrated oil and gas companies when compared with its benchmark, the S&P North American Natural Resources Index. As a result, the Fund tends to outperform the index in a generally strong market environment. Although it is not unusual for the Fund to underperform the index during periods of market weakness, we expect the Fund’s positioning to benefit long-term returns. For the 12-month reporting period, significant detractors from the Fund’s relative performance included an underweighted allocation to the oil and gas storage and transportation industry (sold by period-end) and integrated oil and gas industry, which performed relatively well in this period’s uncertain economic environment, as many investors favored stocks of large, dividend-paying companies such as Exxon and Chevron, which are perceived to be more defensive investments. Although the Fund held both companies’ stocks, our much smaller positions compared to those in the benchmark negatively impacted the Fund’s returns relative to the index.

Investments in the coal industry also detracted from Fund performance as many utilities and other power producers switched from thermal coal to bargain-priced natural gas, which hurt returns of the Fund’s coal holdings, notably coal producers Alpha Natural Resources and Peabody Energy. In addition to facing lower thermal coal demand, Alpha Natural Resources also experienced reduced metallurgical coal demand from Asia as demand for steel products subsided during parts of the period, prompting the company to cut production in both coal types as prices dropped. Following its acquisition of Massey Energy last year, Alpha Natural Resources became the third-largest global producer of

16 | Annual Report

metallurgical coal, which we expect to experience better supply and demand trends than thermal coal. Meanwhile, Peabody Energy strengthened its presence in Australia, the world’s largest coal-exporting nation, by acquiring Australia-based coal-mining company Macarthur Coal, increasing its exposure to the growing Asian market.

As natural gas prices fell to historical lows during the period, share prices of many natural gas-related companies declined, including Comstock Resources (sold by period-end), Devon Energy and Bill Barrett, which were some of the largest individual detractors from the Fund’s absolute and relative results. However, the Fund’s underweighting in natural gas producers, particularly its lack of exposure to several companies whose share prices declined significantly, contributed to relative outperformance within the oil and gas exploration and production (E&P) industry.

Other key detractors from absolute and relative performance included the Fund’s relatively minor off-benchmark investment in First Solar (sold by period-end), which suffered from overcapacity and pricing pressure in the solar manufacturing sector, as well as an overweighted position in oil and gas equipment and services company Halliburton. In addition, our positions in Australia-based miners Rio Tinto (diversified) and Newcrest Mining (gold) and Switzerland-based miner Xstrata (diversified) hindered relative returns as their shares lost value.

Despite a generally weak commodity environment, the Fund had some contributors to absolute and relative performance, including our positions in industrial machinery, fertilizers and agricultural chemicals, and specialty chemicals. Additionally, though our E&P holdings generally detracted from absolute results, several holdings performed well, and our stock selection contributed to strong performance relative to the benchmark index. Petrohawk Energy and Brigham Exploration were leading contributors to Fund returns as both companies were beneficiaries of acquisition offers. Petrohawk had concentrated its efforts on developing key North American natural gas shale plays, including the Haynesville Shale and the Eagle Ford Shale, which hold what are believed to be large, untapped reserves. In a move to boost its U.S. shale assets, Australia’s BHP Billiton acquired Petrohawk during the period. Similarly, Brigham, a small independent E&P firm focused in North Dakota’s Bakken oil shale formation, received an all-cash acquisition offer from Statoil, the Norwegian state oil company. Cobalt International Energy also generated strong share-price appreciation late in the period as investors learned of a positive production flow test for the company’s oil discovery off the coast of Angola. Industry experts concluded this Angolan deepwater find, along with a similar recent discovery made by Maersk in the same area, may herald the opening of an important new oil basin in the region. Although Petrohawk, Brigham and Cobalt differ greatly in some respects, they highlight our efforts

Annual Report | 17

to make investments in companies that we believe can provide rapid growth and strong upside exploration potential.

Stock selection offset the negative effect of overweighting in the diversified metals and mining industry on relative performance. Our off-benchmark position in Canada-based precious and base metals miner Imperial Metals generated double-digit returns, which helped absolute and relative results. Our underweighting in Freeport-McMoran Copper & Gold, the world’s largest publicly traded copper company, and Canada-based natural resources explorer and producer Teck Resources, whose shares suffered double-digit declines, also aided relative performance.

Stock selection in the oil and gas equipment and services industry also helped the Fund’s relative results, largely due to off-benchmark and overweighted positions in stocks that benefited from accelerating deepwater activities worldwide. For example, the Fund’s position in Hornbeck Offshore Services was a strong performer among several solidly advancing companies in this industry. Hornbeck, which specializes in providing marine transportation vessels and services, benefited from the continued recovery in permit issuance and activity in the Gulf of Mexico, particularly in deepwater exploration and development. As a result, Hornbeck experienced higher demand for its fleet of contract vessels, leading to higher capacity utilization and day rates. Other holdings with exposure to deepwater activity also performed well during the period, particularly those that supply subsea services and equipment, such as Oceaneering International and FMC Technologies. Many of the Fund’s investments are focused on companies with exposure to deepwater exploration and development, which we expect to benefit from potential long-term secular growth opportunities.

Other key contributors included U.K.-based Randgold Resources, which, along with its subsidiaries, engages in gold exploration and mining across west and central Africa. Randgold shares recovered from weakness resulting from political unrest in Ivory Coast, which experienced calmer conditions and less uncertainty after its newly elected president gained control of the country.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended April 30, 2012, the U.S. dollar rose in value relative to most

18 | Annual Report

currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s portion of investment in securities with non-U.S. currency exposure.

Finally, the Fund’s cash position fell from 5.9% of total net assets to 2.1% by period-end, as we found opportunities to invest in what we considered to be fundamentally attractive companies as their share prices declined. Due to the correction in the commodities market, this cash position also slightly cushioned the Fund from steeper losses throughout the period. As always, we will seek to deploy the Fund’s cash on a selective and opportunistic basis.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 19

Performance Summary as of 4/30/12

Franklin Natural Resources Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

20 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

22 | Annual Report

Performance Summary *(continued)*

Advisor Class (5/1/02–4/30/12)

$40,000
$30,000
$20,000
$10,000
$0
5/02
4/04
4/06
4/08
4/10
4/12
$29,402
$27,386
$15,839
Franklin Natural Resources Fund
S&P 500[6]
S&P North American Natural Resources Index[6]

Average Annual Total Return

Advisor Class	4/30/12
1-Year	-19.10%
5-Year	+3.04%
10-Year	+11.39%

Endnotes

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. The Fund may also invest in foreign stocks, which involve exposure to currency volatility and political and economic uncertainty. The Fund's holdings in smaller companies involve special risks associated with smaller revenues and market share, and more limited product lines. The prices of such securities can be volatile, particularly over the short term. The Fund is actively managed but there is no guarantee that the manager's investment decisions will produce the desired results. The Fund's prospectus also includes a description of the main investment risks.

Annual Report | 23

Your Fund’s Expenses

Franklin Natural Resources Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

24 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.07%; C: 1.77%; and Advisor: 0.77%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 25

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

aFor the period September 1, 2009 (effective date) to April 30, 2010.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Biotechnology Discovery Fund	Country	Shares/Warrants	Value
Common Stocks and Other Equity Interests 94.0%			
Biotechnology 76.9%			
[a]Ablynx NV, STRIP VVPR	Belgium	82,900	$ 110
[a]Achillion Pharmaceuticals Inc.	United States	357,000	2,374,050
[a]Aegerion Pharmaceuticals Inc.	United States	342,400	4,262,880
[a]Alexion Pharmaceuticals Inc.	United States	268,500	24,250,920
[a]Alkermes PLC	United States	192,000	3,321,600
[a]Amarin Corp. PLC, ADR	United Kingdom	597,700	7,297,917
Amgen Inc.	United States	379,700	27,000,467
[a]Amylin Pharmaceuticals Inc.	United States	217,100	5,625,061
[a,b]Anacor Pharmaceuticals Inc.	United States	500,200	2,776,110
[a]Anthera Pharmaceuticals Inc.	United States	369,719	576,762
[a,c,d]AP Pharma Inc.	United States	10,893,203	4,575,145
[a,c,d]AP Pharma Inc., wts., 7/01/16	United States	10,903,203	1,308,384
[a]Ardea Biosciences Inc.	United States	202,391	6,448,177
[a]ARIAD Pharmaceuticals Inc.	United States	341,600	5,568,080
[a]ArQule Inc.	United States	647,409	4,564,234
[a]Biogen Idec Inc.	United States	229,161	30,709,866
[a]BioMarin Pharmaceutical Inc.	United States	145,856	5,061,203
[a,b]Biospecifics Technologies Corp.	United States	140,450	2,071,638
[a]Celgene Corp.	United States	473,900	34,556,788
[a,b]Cell Therapeutics Inc.	United States	1,803,500	2,001,885
[a]Celldex Therapeutics Inc.	United States	503,140	2,294,318
[a,b]ChemoCentryx Inc.	United States	258,700	4,449,640
[a,b]Curis Inc.	United States	525,100	2,515,229
[a]Cytokinetics Inc.	United States	597,700	603,677
[a,b]Dendreon Corp.	United States	611,700	7,126,305
[a]DUSA Pharmaceuticals Inc.	United States	393,550	2,306,203
[a]Dynavax Technologies Corp.	United States	683,100	3,422,331
[a,b]Gentium SpA, ADR	Italy	383,600	3,644,200
[a]Gilead Sciences Inc.	United States	763,100	39,688,831
[a]Idenix Pharmaceuticals Inc.	United States	251,200	2,203,024
[a,b]Incyte Corp.	United States	293,400	6,654,312
[a,e]Indevus Pharmaceuticals Inc., Escrow Account	United States	1,006,900	—
[a]InterMune Inc.	United States	636,100	6,640,884
[a]Lexicon Pharmaceuticals Inc.	United States	1,736,900	2,813,778
[a]Medivation Inc.	United States	129,000	10,433,520
[a]Neurocrine Biosciences Inc.	United States	574,000	4,264,820
[a]NPS Pharmaceuticals Inc.	United States	283,500	2,029,860
[a]OncoGenex Pharmaceutical Inc.	United States	47,772	621,036
[a]Onyx Pharmaceuticals Inc.	United States	133,800	6,089,238
[a]Orexigen Therapeutics Inc.	United States	258,400	904,400
[a]Pharmacyclics Inc.	United States	313,800	8,648,328
[a]Progenics Pharmaceuticals Inc.	United States	174,800	1,921,052
[a]Regeneron Pharmaceuticals Inc.	United States	71,909	9,726,411
[a]SciClone Pharmaceuticals Inc.	United States	1,316,860	7,887,991
[a,b]Seattle Genetics Inc.	United States	230,900	4,564,893
[a]Threshold Pharmaceuticals Inc., wts., 3/16/16	United States	190,476	367,238
[a]Tranzyme Inc.	United States	654,050	1,955,610

28 | Annual Report

Annual Report | 29

30 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 31

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

32 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 33

Franklin Strategic Series

Statement of Investments, April 30, 2012

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks 96.3%			
Agricultural Products 0.5%			
Bunge Ltd.	United States	91,000	$ 5,869,500
Coal & Consumable Fuels 3.0%			
[a]Alpha Natural Resources Inc.	United States	613,000	9,887,690
[a,b]Energy Coal Resources, 144A	United States	199,375	—
Peabody Energy Corp.	United States	651,450	20,266,609
[a]SouthGobi Resources Ltd.	Canada	320,600	2,214,839
[a]Uranium One Inc.	Canada	1,690,000	4,911,448
			37,280,586
Construction & Engineering 0.6%			
Boart Longyear Group	Australia	1,672,715	7,304,442
Diversified Metals & Mining 10.6%			
BHP Billiton PLC, ADR	United Kingdom	308,000	19,822,880
Freeport-McMoRan Copper & Gold Inc., B	United States	490,000	18,767,000
Iluka Resources Ltd.	Australia	235,000	4,163,589
[a]Imperial Metals Corp.	Canada	420,000	6,507,012
[a]Ivanhoe Australia Ltd.	Australia	2,690,290	3,504,775
[a]Ivanhoe Mines Ltd.	Canada	366,000	4,285,860
[a,c]Minmetals Resources Ltd., 144A	China	11,890,000	6,083,958
[a]Nautilus Minerals Inc.	Canada	817,000	1,985,520
[a,c]Nautilus Minerals Inc., 144A	Canada	474,000	1,151,942
[a]PanAust Ltd.	Australia	1,208,687	4,106,601
Rio Tinto PLC, ADR	United Kingdom	283,000	15,867,810
[a]Sandfire Resources NL	Australia	801,667	6,466,750
Teck Resources Ltd., B	Canada	363,000	13,550,790
Walter Energy Inc.	United States	131,250	8,703,188
Xstrata PLC	United Kingdom	875,000	16,727,068
			131,694,743
Gold 6.0%			
[a]Allied Gold Mining PLC	Australia	1,459,713	2,601,445
AngloGold Ashanti Ltd., ADR	South Africa	202,000	6,944,760
Barrick Gold Corp.	Canada	190,000	7,681,700
[a]Centamin PLC	Egypt	1,259,270	1,377,157
[a,c]Centamin PLC, 144A	Egypt	800,000	874,893
[a]CGA Mining Ltd.	Australia	1,670,000	3,635,765
[a]Colossus Minerals Inc.	Canada	470,000	2,203,534
[a]G-Resources Group Ltd.	Hong Kong	31,232,900	2,012,779
[a,c]G-Resources Group Ltd., 144A	Hong Kong	18,639,000	1,201,176
[a]Guyana Goldfields Inc.	Canada	324,100	899,230
[a,b]Guyana Goldfields Inc., 144A	Canada	520,000	1,298,486
IAMGOLD Corp.	Canada	261,000	3,236,400
Newcrest Mining Ltd.	Australia	300,000	8,222,958
Newcrest Mining Ltd., ADR	Australia	162,000	4,393,440
[a]Osisko Mining Corp.	Canada	339,000	3,491,094
[a,c]Osisko Mining Corp., 144A	Canada	485,000	4,994,633
Randgold Resources Ltd., ADR	United Kingdom	102,500	9,137,875
[a]Romarco Minerals Inc.	Canada	2,654,000	2,714,334
[a,c]Romarco Minerals Inc., 144A	Canada	660,500	675,515

34 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)			
Gold (continued)			
[a]Silver Lake Resources Ltd.	Australia	720,600	$ 2,418,250
[a]St. Barbara Ltd.	Australia	1,662,491	3,967,764
			73,983,188
Independent Power Producers & Energy Traders 0.1%			
[a]Alterra Power Corp.	Canada	2,857,800	1,360,099
Industrial Machinery 0.9%			
Robbins & Myers Inc.	United States	223,000	10,862,330
Integrated Oil & Gas 13.7%			
BP PLC, ADR	United Kingdom	195,000	8,464,950
Chevron Corp.	United States	441,300	47,024,928
Exxon Mobil Corp.	United States	332,000	28,664,880
Hess Corp.	United States	413,000	21,533,820
Occidental Petroleum Corp.	United States	471,000	42,964,620
Petroleo Brasileiro SA, ADR	Brazil	68,000	1,600,720
Total SA, B, ADR	France	401,700	19,325,787
			169,579,705
Oil & Gas Drilling 4.6%			
Ensco PLC, ADR	United States	397,519	21,724,413
Noble Corp.	United States	284,000	10,809,040
Patterson-UTI Energy Inc.	United States	532,000	8,602,440
[a]Pioneer Drilling Co.	United States	800,000	6,304,000
[a]Rowan Cos. Inc.	United States	268,000	9,254,040
			56,693,933
Oil & Gas Equipment & Services 23.7%			
Baker Hughes Inc.	United States	274,100	12,090,551
[a]C&J Energy Services Inc.	United States	317,245	5,980,068
[a]Cameron International Corp.	United States	482,000	24,702,500
[a]Dresser-Rand Group Inc.	United States	167,000	8,129,560
[a]Dril-Quip Inc.	United States	134,900	9,090,911
[a]FMC Technologies Inc.	United States	251,000	11,797,000
[a]Forum Energy Technologies Inc.	United States	57,700	1,334,024
Halliburton Co.	United States	1,312,900	44,927,438
[a]Hornbeck Offshore Services Inc.	United States	284,000	11,822,920
[a]Key Energy Services Inc.	United States	1,178,000	14,913,480
National Oilwell Varco Inc.	United States	249,000	18,864,240
Oceaneering International Inc.	United States	245,000	12,649,350
[a]Oil States International Inc.	United States	209,000	16,632,220
[a]PHI Inc., non-voting	United States	154,000	4,101,020
[a]RigNet Inc.	United States	206,800	3,532,144
Schlumberger Ltd.	United States	676,804	50,178,249
[a]Superior Energy Services Inc.	United States	572,000	15,398,240
[a]Tesco Corp.	Canada	305,000	4,980,650
Tidewater Inc.	United States	144,500	7,951,835
[a]Weatherford International Ltd.	United States	1,055,000	15,054,850
			294,131,250

Annual Report | 35

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Common Stocks (continued)			
Oil & Gas Exploration & Production 28.1%			
Anadarko Petroleum Corp.	United States	572,000	$ 41,876,120
Apache Corp.	United States	259,000	24,848,460
[a]Bill Barrett Corp.	United States	323,000	7,745,540
[a]C&C Energia Ltd.	Canada	365,400	2,723,248
Canadian Natural Resources Ltd.	Canada	404,300	14,050,505
[a]Chariot Oil & Gas Ltd.	United Kingdom	1,900,000	5,454,798
Cimarex Energy Co.	United States	147,000	10,159,170
[a]Cobalt International Energy Inc.	United States	342,000	9,151,920
[a]Concho Resources Inc.	United States	117,600	12,604,368
ConocoPhillips	United States	149,000	10,672,870
Devon Energy Corp.	United States	549,000	38,347,650
[a]Gran Tierra Energy Inc.	Canada	1,423,000	9,178,350
[a]HRT Participacoes em Petroleo SA	Brazil	7,900	2,270,579
[a]Kodiak Oil & Gas Corp.	Canada	1,000,000	8,850,000
[a]Kosmos Energy Ltd.	United States	374,370	4,559,827
Marathon Oil Corp.	United States	330,000	9,682,200
[a]MEG Energy Corp.	Canada	162,600	7,081,592
Noble Energy Inc.	United States	228,600	22,704,552
[a]OGX Petroleo e Gas Participacoes SA	Brazil	663,500	4,603,941
[a]Pan Orient Energy Corp.	Canada	100,000	248,089
[a,c]Pan Orient Energy Corp., 144A	Canada	700,000	1,736,621
[a]Petroleum Development Corp.	United States	337,000	11,589,430
QEP Resources Inc.	United States	420,000	12,940,200
SM Energy Co.	United States	288,000	19,039,680
[a]Southwestern Energy Co.	United States	315,000	9,947,700
[a]Triangle Petroleum Corp.	United States	1,547,000	10,070,970
Tullow Oil PLC	United Kingdom	636,100	15,848,656
[a]Whiting Petroleum Corp.	United States	350,289	20,036,531
			348,023,567
Oil & Gas Refining & Marketing 1.4%			
[a]CVR Energy Inc.	United States	183,000	5,555,880
Marathon Petroleum Corp.	United States	286,400	11,917,104
			17,472,984
Precious Metals & Minerals 1.4%			
Impala Platinum Holdings Ltd.	South Africa	300,200	5,845,292
[a]MAG Silver Corp.	Canada	350,000	3,490,963
[a]North American Palladium Ltd.	Canada	1,144,900	3,434,700
[a,c]Tahoe Resources Inc., 144A	Canada	233,000	4,386,077
			17,157,032
Specialty Chemicals 0.7%			
Celanese Corp., A	United States	190,300	9,221,938
Steel 1.0%			
Cliffs Natural Resources Inc.	United States	144,000	8,965,440
[d]United States Steel Corp.	United States	130,000	3,682,900
			12,648,340
Total Common Stocks (Cost $1,000,985,862)			1,193,283,637

36 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Natural Resources Fund	Country	Shares	Value
Convertible Preferred Stocks (Cost $1,748,000) 0.2%			
Oil & Gas Exploration & Production 0.2%			
McMoRan Exploration Co., 8.00%, cvt. pfd.	United States	1,900	$ 2,793,475
Preferred Stocks 1.4%			
Coal & Consumable Fuels 0.0%			
[a,b]Energy Coal Resources, 144A, pfd.	United States	29,847	—
Integrated Oil & Gas 0.8%			
Petroleo Brasileiro SA, ADR, pfd.	Brazil	455,000	10,082,800
Steel 0.6%			
Vale SA, ADR, pfd., A	Brazil	363,000	7,851,690
Total Preferred Stocks (Cost $19,165,837)			17,934,490
Total Investments before Short Term Investments (Cost $1,021,899,699)			1,214,011,602
Short Term Investments 2.8%			
Money Market Funds (Cost $30,239,982) 2.5%			
[a,e]Institutional Fiduciary Trust Money Market Portfolio	United States	30,239,982	30,239,982
[f]**Investments from Cash Collateral Received for Loaned Securities (Cost $3,567,000) 0.3%**			
Money Market Funds 0.3%			
[g]BNY Mellon Overnight Government Fund, 0.14%	United States	3,567,000	3,567,000
Total Investments (Cost $1,055,706,681) 100.7%			1,247,818,584
Other Assets, less Liabilities (0.7)%			(8,279,056)
Net Assets 100.0%			$1,239,539,528

See Abbreviations on page 55.

aNon-income producing.
bSee Note 8 regarding restricted securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At April 30,
2012, the aggregate value of these securities was $21,104,815, representing 1.70% of net assets.
dA portion or all of the security is on loan at April 30, 2012. See Note 1(c).
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
fSee Note 1(c) regarding securities on loan.
gThe rate shown is the annualized seven-day yield at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 37

38 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements *(continued)*

Statements of Assets and Liabilities *(continued)*

April 30, 2012

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund
Class A:		
Net assets, at value	$ 434,677,716	$ 827,692,980
Shares outstanding	5,702,771	23,110,313
Net asset value per share[a]	$76.22	$35.81
Maximum offering price per share (net asset value per share ÷ 94.25%)	$80.87	$37.99
Class C:		
Net assets, at value	—	$ 176,036,143
Shares outstanding	—	5,034,753
Net asset value and maximum offering price per share[a]	—	$34.96
Advisor Class:		
Net assets, at value	$ 9,329,829	$ 235,810,405
Shares outstanding	121,719	6,177,420
Net asset value and maximum offering price per share	$76.65	$38.17

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 39

40 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

Franklin Strategic Series

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds, two of which are included in this report (Funds). The financial statements of the remaining funds in the Trust are presented separately. The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment

42 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and over-the-counter markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Annual Report | 43

Franklin Strategic Series

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Funds participate in an agency based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

d. Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Strategic Series

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

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Franklin Strategic Series

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Franklin Strategic Series

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) c. Distribution Fees (continued)

In addition, under the Franklin Natural Resources Fund’s Class C compensation distribution plans, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund’s shares up to the maximum annual plan rate.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Franklin Strategic Series

Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended April 30, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At April 30, 2012, the Franklin Natural Resources Fund had capital loss carryforwards of $18,794,550 expiring in 2018. During the year ended April 30, 2012, the Franklin Natural Resources Fund utilized $14,444,847 of capital loss carryforwards.

The Franklin Biotechnology Discovery Fund has foregone capital loss carryovers of $146,278,060 as a result of a timing difference between excise tax and income tax requirements relating to the expiration of capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010, for tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2012, the Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund deferred post-October capital losses of $3,761,173 and $975,416, respectively, and the Franklin Natural Resources Fund deferred late-year ordinary losses of $238,999.

The tax character of distributions paid during the years ended April 30, 2012 and 2011, was as follows:

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Franklin Strategic Series

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

At April 30, 2012, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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Franklin Strategic Series

Notes to Financial Statements (continued)

8. RESTRICTED SECURITIES (continued)

At April 30, 2012, the Funds held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. SPECIAL SERVICING AGREEMENT

The Franklin Natural Resources Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator

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Franklin Strategic Series

Notes to Financial Statements (continued)

10. SPECIAL SERVICING AGREEMENT (continued)

Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended April 30, 2012, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At April 30, 2012, 8.01% of the Franklin Natural Resources Fund’s outstanding shares were held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended April 30, 2012, the Funds did not use the Global Credit Facility.

12. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

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Franklin Strategic Series

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2012, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

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Franklin Strategic Series

Notes to Financial Statements (continued)

12. FAIR VALUE MEASUREMENTS (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At April 30, 2012, the reconciliations of assets, is as follows:

13. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on their financial statements.

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Notes to Financial Statements (continued)

14. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of The Franklin Strategic Series

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Biotechnology Discovery Fund and Franklin Natural Resources Fund (separate portfolios of Franklin Strategic Series, hereafter referred to as the “Funds”) at April 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2012

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Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $47,297,307 as a long term capital gain dividend for the fiscal year ended April 30, 2012.

Under Section 871(k)(2)(C) of the Code, the Franklin Biotechnology Discovery Fund hereby reports the maximum amount allowable but no less than $139,089 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended April 30, 2012.

Under Section 854(b)(1)(A) of the Code, the Franklin Natural Resources Fund hereby reports 96.80% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2012.

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended April 30, 2012:

Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

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Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	50	None
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.				
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).				
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.				
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				

60 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.				
Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				

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Franklin Strategic Series

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held April 17, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other

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Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each such individual Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for the one-year period ended January 31, 2012, and previous periods ended that date of up to 10 years depending on when a particular Fund commenced operations. The following summarizes the performance results for each of these Funds and the Board’s view of such performance.

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Biotechnology Discovery Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional health/biotechnology funds as selected by Lipper. The Lipper report showed the Fund’s total return for the one-year period to be in the highest or best performing quintile of its performance universe, and on an annualized basis, to be in the second-lowest quintile of such universe for the previous three-year period, the second-highest quintile of such universe for the previous five-year period, and the middle quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s comparative investment performance for the one-year period as set forth in the Lipper report and believed its overall performance in prior periods to be acceptable.

Franklin Natural Resources Fund – The performance universe for this Fund consisted of the Fund and all retail and institutional global natural resources funds as selected by Lipper. The Lipper report comparison for the Fund showed its total return for the one-year period to be in the second-highest quintile of its performance universe, and on an annualized basis to be in the highest quintile of the performance universe for each of the previous three- and five-year periods, and the second-lowest quintile of such universe for the previous 10-year period. The Board was satisfied with the Fund’s performance as set forth in the Lipper report, noting that the Lipper report showed the Fund’s annualized return for the 10-year period to be nearly 13 percent.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rates and actual total expense ratio for Franklin Natural Resources Fund to be in the least expensive quintile of its Lipper expense group. The contractual investment management fee rate for Franklin Biotechnology Discovery Fund was in the least expensive quintile of its Lipper expense group and its actual total expense ratio was below the median of such group. The Board was satisfied with the contractual management fees and total expense ratios of each of these Funds in comparison to their expense groups as shown in the Lipper reports.

Annual Report | 65

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared

66 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreements for the Funds contains breakpoints that continued to asset levels that exceeded their asset sizes at December 31, 2011. In view of such fee structure and the favorable expense comparisons of each of the Funds within their respective expense groups, the Board believed that to the extent economies of scale may be realized by the manager of these Funds and its affiliates, that there was a sharing of benefits with each Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 67

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Strategic Series

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FSS2 A 06/12

FRANKLIN

STRATEGIC INCOME FUND

| 1

Annual Report

Franklin Strategic Income Fund

Your Fund’s Goals and Main Investments: Franklin Strategic Income Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets. The Fund may invest in all varieties of fixed and floating rate income securities, including bonds, bank loans (and loan participations), mortgage securities and other asset-backed securities, and convertible securities.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Strategic Income Fund covers the fiscal year ended April 30, 2012.

Performance Overview

Franklin Strategic Income Fund – Class A posted a +3.97% cumulative total return for the 12 months under review. The Fund underperformed the +7.54% total return of its benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which represents the U.S. investment-grade fixed rate taxable bond market.1 The Fund also underperformed the +4.32% total return of its peers as measured by the Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 10.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

2. Source: Lipper Inc. For the 12-month period ended 4/30/12, this category consisted of 181 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 23.

Annual Report | 3

Economic and Market Overview

During the 12 months under review, Federal Reserve Board (Fed) policymakers maintained historically low interest rates while adopting a more restrained view of the economy primarily because of the European sovereign debt crisis and signs the U.S. economic expansion needed further support. In October, the Fed implemented its program (dubbed Operation Twist by commentators) designed to boost the economy by driving down long-term interest rates, which involved the sale of $400 billion in short-term securities and the purchase of an equal amount of long-term securities. At its April 2012 meeting, the Fed also anticipated it would keep the federal funds target rate at 0% to 0.25% at least through late 2014.

The global economy recovered unevenly. The eurozone debt and banking crises hampered Europe’s economic growth, and the region’s lower import demand affected manufacturing outputs of many export-driven emerging market economies. Strong domestic demand in many emerging market countries, however, largely compensated for weak external demand. Positive economic reports in China helped dampen fears of a severe global economic slowdown. Globally, central bankers pursued divergent policies. Interest rates remained at historically low levels in the U.S. and Japan, while the European Central Bank (ECB) reduced its key interest rate. In non-Japan Asia, policymakers reduced interest rates in Australia, the Philippines and Indonesia, while policymakers in India and Sri Lanka increased rates. In addition to rate adjustments, central bankers employed a variety of tools. The ECB’s Long-Term Refinancing Operation helped reduce fears of a disorderly sovereign credit event and its potential fallout. The Bank of England and Bank of Japan expanded their respective asset purchase programs. Similarly, Chinese officials signaled a desire to pursue “fine tuning,” which included two reductions in the commercial bank cash reserve requirement ratio. In this environment, commodities declined, and the U.S. dollar rose relative to most currencies.

The U.S. economy grew moderately during the period. Although the real estate market initially showed signs of improvement, home foreclosures remained historically high. To help support mortgage market conditions, the Fed decided to reinvest principal received from agency debt and agency mortgage-backed securities (MBS) in agency MBS. Additionally, federal lawmakers made efforts to strengthen the real estate market by removing some eligibility restrictions and charges associated with refinancing. Personal consumption expenditures, private inventory investment and residential fixed investment supported the pace of economic expansion in the fourth quarter of 2011 and first quarter of 2012. Driven by private sector job creation and a four-year low in applications for

4 | Annual Report

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

**Distributions are higher than in other months primarily due to the inclusion of net foreign currency gains to meet excise tax requirements.

jobless claims, the unemployment rate fell to a multi-year low of 8.1% in April.3 Geopolitical instability in some oil-producing regions and investor concerns about weak global economic growth contributed to volatility in crude oil prices. After declining in the first half, prices rose by period-end and added to global inflation pressures.

Generally favorable economic improvements and positive corporate earnings reports somewhat improved investor sentiment. During the 12 months under review, investment-grade fixed income markets, as measured by the BC U.S. Aggregate Index, and high yield corporate bonds, as measured by the Credit Suisse High Yield Index, posted solid returns. U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), rose strongly in January and February and ended the period with moderate gains.4 Global financial markets became volatile following the downgrade of the U.S. long-term credit rating to AA+ from AAA in early August 2011 and ongoing concerns over Europe’s sovereign debt crisis. Markets rebounded later in the period as investors grew generally more optimistic about the European Union and ECB leaders’ progress

3. Source: Bureau of Labor Statistics.

4. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC.

Annual Report | 5

in solving the region’s sovereign debt and banking crises. Overall for the period, however, investors sought the perceived safety of U.S. Treasuries, which drove their prices higher and yields lower for the period under review. The two-year Treasury bill yield fell from 0.61% on April 30, 2011, to 0.27% on April 30, 2012, while the 10-year Treasury note yield fell from 3.32% to 1.95%.

Investment Strategy

The Fund uses an active asset allocation strategy, investing across the fixed income market in sectors that may include high yield and investment grade corporate bonds, international developed and emerging market bonds, U.S. government and agency securities, mortgage- and other asset-backed securities, corporate bank loans, convertible securities and preferred stocks, and municipal securities. In addition to our bottom-up fundamental analysis of market sectors, industries and issuers, we evaluate country risk, business cycles, yield curves, and values between and within markets as part of our portfolio construction process. We may also enter into various transactions involving certain currency-, interest rate- or credit-related derivative instruments for hedging purposes, to enhance returns or to obtain exposure to various market sectors.

Manager’s Discussion

Economic and political headlines drove financial market volatility during the 12-month period ended April 30, 2012. As Japan continued to recover from its March 2011 earthquake and tsunami, in the early summer of 2012 concerns regarding the U.S. debt ceiling and the credit rating downgrade of long-term U.S. government securities took center stage. Subsequently, debt and deficit worries regarding the eurozone drove global stock markets down sharply. However, financial markets rallied during the second half of the reporting period amid encouraging U.S. economic data and eurozone liquidity backstop measures that appeared to reduce fears regarding the European banking system. By period-end, the investor risk aversion that had weighed on financial markets in the second half of 2011 had largely dissipated, allowing stock markets to rise, as indicated by the S&P 500’s +4.76% total return for the Fund’s fiscal year.1 Relatively controlled inflation levels allowed longer term U.S. interest rates to decline significantly over the 12-month period and most fixed income sectors delivered positive total returns. However, certain fixed income spread sectors did not keep pace with the rate decline and lagged returns of the U.S. Treasury market. Similarly, with the U.S. dollar appreciating in value, certain international fixed income currency markets trailed the U.S. government bond market’s performance.

6 | Annual Report

*Includes net unrealized appreciation/depreciation on certain credit and foreign currency derivatives.

The Fund posted a positive total return in this environment, although lagging the performance of the BC U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. The Fund’s lower weighting in longer duration U.S. interest rate-sensitive fixed income sectors such as U.S. Treasuries and agency bonds negatively impacted performance compared to the BC U.S. Aggregate Index. Compared to the Lipper average, the Fund’s higher exposure to below-investment-grade sectors and to non-U.S. dollar holdings constrained returns.

Although financial market volatility contributed to spread widening in corporate credit sectors during the second half of 2011, from our perspective overall corporate credit fundamentals remained fairly supportive during the 12-month reporting period. Many companies have built up significant liquidity over the past few years, enabling them to extend debt maturities given the relative openness of new-issue debt markets. Major banks, particularly in the U.S., have raised their capital ratios materially since 2008. Although the pace of gains slowed as operating margins reached historical highs, improvements in corporate earnings further drove credit improvement. Nonetheless, we viewed the slowdown in eurozone economic growth as a potential headwind for certain corporate issuers as 2012 progresses, and global default rates have started edging higher. With general expectations for positive U.S. economic growth and a soft landing in China, and considering spread valuations in line with to somewhat cheap compared to historical averages, the Fund’s largest

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

Annual Report | 7

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

sector weighting remained in corporate bonds. Although Fund weightings between the high yield leveraged loan and investment-grade sectors shifted during the fiscal year, toward period-end the Fund incrementally added to its leveraged bank loan exposure while maintaining its largest weighting in high yield corporate bonds. Within investment grade bonds, the Fund primarily focused on financials, which offered a yield spread premium relative to the overall sector. At various points during the year, the Fund’s exposure to high yield bonds and bank loans included positions in credit derivative index securities.

Investor risk aversion and concerns regarding a global economic slowdown during the second half of 2011 negatively impacted the non-U.S. dollar international fixed income markets. This weakness weighed on the Fund’s holdings in foreign currency government bonds and other non-U.S. dollar-denominated securities. Although many currencies experienced a significant rebound during the first four months of 2012, over the fiscal year the Fund’s non-U.S. dollar holdings in Poland, India, Brazil, Mexico and Hungary weighed on performance. On the other hand, with weakness in the Japanese yen, particularly between January and March 2012, the Fund’s short position in the yen, achieved via currency forward contracts, benefited Fund performance toward fiscal year-end. We maintained only a modest weighting in hard currency-denominated (i.e., U.S. dollar and euro) emerging market sovereign bonds, given valuations that we believed remained somewhat rich compared to longer term averages, but initiated positions in Irish government bonds during the period.

The significant drop in longer term U.S. Treasury yields over the fiscal year drove returns for the more interest rate-sensitive sectors of the domestic fixed income market, with the longest maturity bonds generally delivering the largest total returns. Given their shorter effective maturities and potential prepayment risk, agency MBS returned less than longer dated U.S. Treasuries but still posted positive performance. Although slack in the U.S. economy is, in our view, likely to keep longer term inflationary pressures subdued, with five-to 10-year Treasury yields lower than current rates of inflation, we did not find significant value in fixed income U.S. government securities at these yield levels. Consequently, we maintained a relatively low weighting in these sectors, while favoring the higher current yield of agency MBS relative to Treasuries. The commercial mortgage-backed securities (CMBS) sector experienced downward pricing pressure during the latter half of 2011 but rebounded in early 2012 as demand for higher rated CMBS securities remained robust. Toward period-end, the Fund added exposure to the CMBS sector, although overall exposure remained fairly modest. Given the longer maturity profile for the Fund’s municipal bond holdings, the decline in long-term U.S. rates and a

8 | Annual Report

narrowing in the spread for certain municipal bond issues relative to U.S. Treasuries, the Fund’s municipal bond holdings provided one of the most notable sector returns during the period. Following this robust performance, the Fund reduced its exposure to municipal bonds during the period.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of April 30, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Annual Report | 9

Performance Summary as of 4/30/12

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Class R/Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

14 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating rate loans and high yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal — a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Class R:	Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on the sum of the respective class’s past 12 monthly dividend distributions and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 4/30/12.

5. The 30-day standardized yield for the 30 days ended 4/30/12 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2012 Morningstar. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass through and asset-backed securities. All issues included are SEC-registered, taxable, dollar denominated, and nonconvertible, must have at least one year to final maturity, and must be rated investment grade (Baa3/BBB-/BBB- or above) using the middle rating of Moody’s, Standard & Poor’s and Fitch, respectively.

8. Source: Lipper Inc. The Lipper Multi-Sector Income Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 4/30/12, there were 181 funds in this category. Lipper calculations do not include sales charges, but include reinvestment of any income or distributions. Fund performance relative to the average may have differed if these and other factors had been considered.

Annual Report | 15

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

16 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.90%; B: 1.30%; C: 1.30%; R: 1.15%; and Advisor: 0.65%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

Annual Report | 17

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

18 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 19

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

20 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 21

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

22 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012

Annual Report | 23

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Franklin Strategic Income Fund

	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Capital Goods (continued)			
The Manitowoc Co. Inc., senior note,			
9.50%, 2/15/18	United States	10,700,000	$ 11,970,625
8.50%, 11/01/20	United States	5,000,000	5,575,000
Meritor Inc., senior note, 10.625%, 3/15/18	United States	12,000,000	13,095,000
RBS Global & Rexnord Corp., senior note, 8.50%, 5/01/18	United States	14,000,000	15,295,000
			73,091,625
Commercial & Professional Services 0.3%			
United Rentals North America Inc., senior sub. note, 8.375%, 9/15/20	United States	16,000,000	16,920,000
[f] UR Financing Escrow Corp., senior note, 144A, 7.625%, 4/15/22	United States	2,000,000	2,120,000
			19,040,000
Consumer Durables & Apparel 0.7%			
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	13,000,000	14,527,500
M/I Homes Inc., senior note, 8.625%, 11/15/18	United States	9,600,000	9,648,000
[f] Shea Homes LP/Funding Corp., senior secured note, 144A, 8.625%, 5/15/19	United States	8,000,000	8,380,000
Visant Corp., senior note, 10.00%, 10/01/17	United States	15,000,000	14,306,250
			46,861,750
Consumer Services 1.9%			
CKE Restaurants Inc., senior secured note, 11.375%, 7/15/18	United States	7,726,000	8,942,845
ClubCorp Club Operations Inc., senior note, 10.00%, 12/01/18	United States	11,600,000	12,296,000
[f] Gala Group Finance Ltd, senior secured bond, 144A, 8.875%, 9/01/18	United Kingdom	10,000,000 GBP	14,075,957
Harrah's Operating Co. Inc., senior secured note, 11.25%, 6/01/17	United States	22,000,000	24,420,000
MGM Resorts International, senior note,			
6.625%, 7/15/15	United States	15,000,000	15,675,000
7.50%, 6/01/16	United States	1,000,000	1,045,000
10.00%, 11/01/16	United States	1,000,000	1,130,000
7.75%, 3/15/22	United States	2,000,000	2,070,000
[f] 144A, 8.625%, 2/01/19	United States	700,000	763,875
Pinnacle Entertainment Inc.,			
senior note, 8.625%, 8/01/17	United States	5,000,000	5,500,000
senior sub. note, 7.75%, 4/01/22	United States	2,200,000	2,337,500
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	6,300,000	6,756,750
[f] Shingle Springs Tribal Gaming Authority, senior note, 144A, 9.375%, 6/15/15	United States	7,500,000	5,493,750
Starwood Hotels & Resorts Worldwide Inc., senior note,			
6.75%, 5/15/18	United States	10,000,000	11,600,000
7.15%, 12/01/19	United States	2,000,000	2,410,000
Universal City Development,			
senior note, 8.875%, 11/15/15	United States	4,564,000	4,962,191
senior sub. note, 10.875%, 11/15/16	United States	656,000	782,168
			120,261,036

24 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Annual Report | 25

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Energy (continued)			
Atlas Pipeline Partners LP, senior note, 8.75%, 6/15/18	United States	10,000,000	$ 10,825,000
Berry Petroleum Co., senior note, 6.75%, 11/01/20	United States	3,550,000	3,789,625
Chaparral Energy Inc., senior note,			
9.875%, 10/01/20	United States	8,000,000	9,020,000
8.25%, 9/01/21	United States	5,000,000	5,350,000
[f,h]144A, 7.625%, 11/15/22	United States	1,400,000	1,412,250
[f]CHC Helicopter SA, senior secured note, 144A, 9.25%, 10/15/20	Canada	17,000,000	16,957,500
Chesapeake Energy Corp., senior note,			
7.625%, 7/15/13	United States	1,500,000	1,567,500
9.50%, 2/15/15	United States	1,000,000	1,095,000
7.25%, 12/15/18	United States	1,000,000	1,005,000
6.625%, 8/15/20	United States	15,000,000	14,700,000
6.125%, 2/15/21	United States	6,000,000	5,700,000
Chesapeake Midstream Partners LP/CHKM Finance Corp., 6.125%, 7/15/22	United States	3,700,000	3,598,250
Compagnie Generale de Geophysique-Veritas, senior note,			
9.50%, 5/15/16	France	600,000	660,000
7.75%, 5/15/17	France	9,000,000	9,405,000
6.50%, 6/01/21	France	7,000,000	7,245,000
CONSOL Energy Inc., senior note,			
8.00%, 4/01/17	United States	7,700,000	8,162,000
8.25%, 4/01/20	United States	5,000,000	5,275,000
6.375%, 3/01/21	United States	1,000,000	945,000
Crosstex Energy LP/Crosstex Energy Finance Corp., senior note, 8.875%, 2/15/18	United States	15,000,000	16,162,500
El Paso Corp.,			
senior bond, 6.50%, 9/15/20	United States	9,000,000	10,008,072
senior note, 7.00%, 6/15/17	United States	3,500,000	3,952,987
Energy Transfer Equity LP, senior note, 7.50%, 10/15/20	United States	17,000,000	18,912,500
Energy Transfer Partners LP, senior note, 5.20%, 2/01/22	United States	4,200,000	4,482,488
Energy XXI Gulf Coast Inc., senior note, 9.25%, 12/15/17	United States	15,000,000	16,537,500
[i]Enterprise Products Operating LLC, junior sub. note, FRN, 7.034%, 1/15/68	United States	12,000,000	12,885,144
[f]Expro Finance Luxembourg, senior secured note, 144A, 8.50%, 12/15/16	United Kingdom	16,000,000	15,600,000
[f]Gaz Capital SA, GAZPROM, loan participation, senior note, 144A, 5.092%, 11/29/15	Russia	12,000,000	12,720,420
[f]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	15,000,000	15,825,000
Linn Energy LLC/Finance Corp., senior note,			
8.625%, 4/15/20	United States	10,000,000	10,975,000
7.75%, 2/01/21	United States	4,000,000	4,240,000
[f]144A, 6.50%, 5/15/19	United States	2,000,000	2,020,000
[f]144A, 6.25%, 11/01/19	United States	1,000,000	986,250
Martin Midstream Partners LP, senior note, 8.875%, 4/01/18	United States	9,000,000	9,225,000

26 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Annual Report | 27

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

28 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Annual Report | 29

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

30 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Franklin Strategic Income Fund

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Corporate Bonds (continued)				
Pharmaceuticals, Biotechnology & Life Sciences (continued)				
[f]Mylan Inc., senior note, 144A, 7.875%, 7/15/20	United States	1,500,000		$ 1,687,500
				65,235,675
Real Estate 0.1%				
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	8,600,000		8,514,000
Retailing 1.1%				
[f]Academy Ltd./Finance Corp., senior note, 144A, 9.25%, 8/01/19	United States	12,000,000		12,870,000
[f,i]Edcon Pty. Ltd., senior secured note, 144A, FRN, 4.126%, 6/15/14	South Africa	12,000,000	EUR	14,124,671
[f]Matalan Finance Ltd., senior secured note, 144A, 8.875%, 4/29/16	United Kingdom	9,000,000	GBP	12,538,493
Michaels Stores Inc., senior note, 7.75%, 11/01/18	United States	16,000,000		16,920,000
[f]Petco Animal Supplies Inc., senior note, 144A, 9.25%, 12/01/18	United States	12,000,000		13,260,000
				69,713,164
Semiconductors & Semiconductor Equipment 0.5%				
Advanced Micro Devices Inc., senior note,				
8.125%, 12/15/17	United States	2,700,000		2,983,500
7.75%, 8/01/20	United States	5,500,000		6,091,250
Freescale Semiconductor Inc.,				
senior note, 8.875%, 12/15/14	United States	2,304,000		2,387,520
senior note, 8.05%, 2/01/20	United States	8,000,000		8,100,000
senior note, 10.75%, 8/01/20	United States	5,018,000		5,595,070
[f]senior secured note, 144A, 9.25%, 4/15/18	United States	3,000,000		3,303,750
				28,461,090
Software & Services 1.1%				
[f]First Data Corp., senior secured bond, 144A, 8.25%, 1/15/21	United States	19,900,000		19,701,000
[f]Lawson Software Inc., senior note, 144A, 9.375%, 4/01/19	United States	2,900,000		3,045,000
Sitel LLC/Finance Corp.,				
[f]144A, 11.00%, 8/01/17	United States	2,000,000		1,975,000
senior note, 11.50%, 4/01/18	United States	9,000,000		6,390,000
[f]Sterling Merger Inc., senior note, 144A, 11.00%, 10/01/19	United States	2,800,000		3,031,000
SunGard Data Systems Inc.,				
senior note, 7.625%, 11/15/20	United States	12,000,000		12,855,000
senior sub. note, 10.25%, 8/15/15	United States	2,600,000		2,707,250
West Corp., senior note, 7.875%, 1/15/19	United States	16,000,000		17,140,000
				66,844,250
Technology Hardware & Equipment 0.5%				
CDW LLC/Finance Corp., senior note,				
8.50%, 4/01/19	United States	15,000,000		16,125,000
[f]144A, 8.50%, 4/01/19	United States	1,200,000		1,288,500
[f]CommScope Inc., senior note, 144A, 8.25%, 1/15/19	United States	12,000,000		12,870,000
				30,283,500

Annual Report | 31

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Corporate Bonds (continued)			
Telecommunication Services 2.8%			
CenturyLink Inc., senior note,			
6.00%, 4/01/17	United States	12,000,000	$ 12,898,932
6.45%, 6/15/21	United States	4,100,000	4,272,171
5.80%, 3/15/22	United States	2,000,000	1,985,310
Cricket Communications Inc., senior note, 7.75%, 10/15/20	United States	16,000,000	15,060,000
Crown Castle International Corp.,			
senior bond, 7.125%, 11/01/19	United States	400,000	440,000
senior note, 9.00%, 1/15/15	United States	10,000,000	11,100,000
[f]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	11,000,000	11,110,000
[f]Digicel Ltd., senior note, 144A, 8.25%, 9/01/17	Jamaica	1,000,000	1,052,500
[f]eAccess Ltd., senior note, 144A,			
8.25%, 4/01/18	Japan	5,800,000	5,437,500
8.375%, 4/01/18	Japan	2,200,000 EUR	2,716,186
Frontier Communications Corp., senior note,			
8.25%, 4/15/17	United States	1,700,000	1,840,250
8.50%, 4/15/20	United States	14,000,000	14,630,000
8.75%, 4/15/22	United States	6,000,000	6,330,000
Intelsat Jackson Holdings SA, senior note,			
11.25%, 6/15/16	Luxembourg	9,000,000	9,483,750
7.50%, 4/01/21	Luxembourg	9,000,000	9,495,000
[f]144A, 7.25%, 10/15/20	Luxembourg	8,100,000	8,505,000
Intelsat Luxembourg SA, senior note, 11.25%, 2/04/17	Luxembourg	2,300,000	2,392,000
MetroPCS Wireless Inc., senior note, 7.875%, 9/01/18	United States	10,000,000	10,300,000
Sprint Nextel Corp., senior note,			
8.375%, 8/15/17	United States	17,000,000	16,447,500
[f]144A, 9.00%, 11/15/18	United States	8,000,000	8,830,000
[f]144A, 7.00%, 3/01/20	United States	5,000,000	5,112,500
[f]Wind Acquisition Finance SA, senior secured note, 144A, 11.75%, 7/15/17	Italy	15,000,000	14,850,000
[f,k]Wind Acquisition Holdings Finance SA, senior secured note, 144A, PIK, 12.25%, 7/15/17	Italy	2,561,286 EUR	2,847,373
			177,135,972
Transportation 0.6%			
[f,i]American Airlines Inc., senior secured note, 144A, 7.50%, 3/15/16	United States	14,000,000	12,880,000
[f]Ceva Group PLC, senior secured note, 144A,			
11.625%, 10/01/16	United Kingdom	1,400,000	1,494,500
8.375%, 12/01/17	United Kingdom	6,800,000	6,791,500
11.50%, 4/01/18	United Kingdom	7,000,000	6,930,000
[f]Hertz Corp., senior note, 144A, 6.75%, 4/15/19	United States	10,000,000	10,487,500
			38,583,500
Utilities 0.9%			
[f]Calpine Corp., senior secured note, 144A,			
7.875%, 7/31/20	United States	3,600,000	3,942,000
7.50%, 2/15/21	United States	8,000,000	8,600,000
7.875%, 1/15/23	United States	5,000,000	5,412,500

32 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Annual Report | 33

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Franklin Strategic Income Fund

	Country	Principal Amount*	Value
[i,l] **Senior Floating Rate Interests (continued)**			
Consumer Durables & Apparel 0.5%			
[c,k] Sleep Innovations Inc., Term Loan, PIK, 11.50%, 3/05/15	United States	5,461,490	$ 5,461,490
Visant Corp. (Jostens), New Loan, 5.25%, 12/22/16	United States	27,804,109	27,470,459
			32,931,949
Consumer Services 1.5%			
Ameristar Casinos Inc., B Term Loan, 4.00%, 4/14/18	United States	8,871,618	8,924,297
Burger King Holdings Inc., Tranche B Term Loan, 4.50%, 10/19/16	United States	33,728,948	33,876,377
[h] DineEquity Inc., Term B-1 Loan, 4.25%, 10/19/17	United States	12,019,875	12,063,831
Revel AC Inc., Tranche B Loan, 9.00%, 2/17/17	United States	8,953,087	8,710,073
[e,k] Turtle Bay Holdings LLC,			
Term Loan A, PIK, 10.25%, 3/01/13	United States	6,003,668	5,853,577
Term Loan B, PIK, 3.00%, 2/09/15	United States	11,965,222	9,512,351
Weight Watchers International Inc., Term F Loan, 4.00%, 3/15/19	United States	8,857,217	8,875,631
Wendy's International Inc., Term Loan B, 5.75%, 5/15/19	United States	7,606,159	7,655,280
			95,471,417
Diversified Financials 0.8%			
Asurion LLC, Second Lien Term Loan, 9.00%, 5/24/19	United States	14,666,846	14,940,016
MoneyGram Payment Systems Worldwide Inc.,			
Term Loan, 4.25%, 11/18/17	United States	16,542,491	16,578,686
Tranche B-1 Loan, 4.25%, 11/18/17	United States	3,251,790	3,257,887
TransUnion LLC/TransUnion FICO, Term Loan, 5.50%, 2/10/18	United States	16,029,962	16,225,335
			51,001,924
Food, Beverage & Tobacco 0.6%			
Del Monte Foods Co., Initial Term Loan, 4.50%, 3/08/18	United States	38,940,293	38,721,254
Health Care Equipment & Services 2.1%			
[h] Bausch & Lomb Inc.,			
Delayed Draw Term Loan, 3.489%, 4/28/15	United States	4,515,464	4,517,885
Parent Term Loan, 3.489% - 3.72%, 4/28/15	United States	18,480,030	18,489,935
Community Health Systems Inc.,			
Extended Term Loan, 3.97% - 3.989%, 1/25/17	United States	24,719,843	24,470,444
Term Loan, 2.489% - 2.739%, 7/25/14	United States	14,173,072	14,069,722
DaVita Inc., Tranche B Term Loan, 4.50%, 10/20/16	United States	11,483,611	11,538,158
HCA Inc., Tranche B-2 Term Loan, 3.72%, 3/31/17	United States	37,097,536	36,597,869
Universal Health Services Inc., New Tranche B Term Loan, 3.75% - 5.00%, 11/15/16	United States	24,523,191	24,584,499
			134,268,512
Household & Personal Products 0.0%[†]			
FGI Operating Company LLC, Term B Loans, 5.50%, 4/19/19	United States	1,735,000	1,746,387
Materials 2.7%			
American Rock Salt Co. LLC, Initial Loan, 5.50%, 4/25/17	United States	16,970,509	16,426,045
Anchor Glass Container Corp., Second Lien Term Loan, 10.00%, 9/02/16	United States	17,217,300	17,260,343

34 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Annual Report | 35

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

36 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Foreign Government and Agency Securities 24.0%			
[f]Arab Republic of Egypt, 144A, 5.75%, 4/29/20	Egypt	10,000,000	$ 9,373,750
[i,m]Government of Argentina, senior bond, FRN, 0.785%, 8/03/12	Argentina	110,000,000	13,367,648
Government of Australia, senior bond, 6.50%, 5/15/13	Australia	16,810,000 AUD	18,105,634
Government of Hungary,			
5.50%, 2/12/14	Hungary	5,214,400,000 HUF	23,214,775
5.50%, 2/12/16	Hungary	7,719,020,000 HUF	32,941,743
6.50%, 6/24/19	Hungary	721,600,000 HUF	3,068,820
7.50%, 11/12/20	Hungary	1,094,800,000 HUF	4,897,340
D, 6.75%, 8/22/14	Hungary	890,000,000 HUF	4,023,603
senior note, 6.25%, 1/29/20	Hungary	21,690,000	20,878,577
senior note, 6.375%, 3/29/21	Hungary	10,300,000	9,912,514
Government of Indonesia,			
FR19, 14.25%, 6/15/13	Indonesia	86,535,000,000 IDR	10,469,368
FR20, 14.275%, 12/15/13	Indonesia	43,065,000,000 IDR	5,415,889
FR26, 11.00%, 10/15/14	Indonesia	4,500,000,000 IDR	562,051
FR28, 10.00%, 7/15/17	Indonesia	10,200,000,000 IDR	1,345,999
FR34, 12.80%, 6/15/21	Indonesia	169,210,000,000 IDR	27,271,254
FR36, 11.50%, 9/15/19	Indonesia	35,400,000,000 IDR	5,167,366
FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000 IDR	4,562,931
FR44, 10.00%, 9/15/24	Indonesia	92,490,000,000 IDR	13,153,197
FR47, 10.00%, 2/15/28	Indonesia	28,000,000,000 IDR	4,027,943
FR49, 9.00%, 9/15/13	Indonesia	15,990,000,000 IDR	1,849,710
Government of Ireland,			
4.60%, 4/18/16	Ireland	1,613,000 EUR	2,090,775
5.90%, 10/18/19	Ireland	9,393,000 EUR	11,852,757
4.50%, 4/18/20	Ireland	8,582,000 EUR	9,862,425
5.00%, 10/18/20	Ireland	15,213,000 EUR	17,950,561
senior bond, 4.50%, 10/18/18	Ireland	3,185,000 EUR	3,842,033
senior bond, 4.40%, 6/18/19	Ireland	17,568,000 EUR	20,693,869
senior bond, 5.40%, 3/13/25	Ireland	11,125,000 EUR	13,027,065
Government of Israel,			
5.00%, 3/31/13	Israel	18,259,000 ILS	4,949,803
3.50%, 9/30/13	Israel	79,850,000 ILS	21,440,165
Government of Malaysia, senior bond,			
3.718%, 6/15/12	Malaysia	65,909,000 MYR	21,801,643
2.509%, 8/27/12	Malaysia	65,205,000 MYR	21,515,322
3.702%, 2/25/13	Malaysia	94,957,000 MYR	31,554,630
3.70%, 5/15/13	Malaysia	9,930,000 MYR	3,304,342
3.21%, 5/31/13	Malaysia	107,820,000 MYR	35,702,835
[h]3.461%, 7/31/13	Malaysia	64,820,000 MYR	21,532,859
8.00%, 10/30/13	Malaysia	130,000 MYR	46,048
[h]5.094%, 4/30/14	Malaysia	3,605,000 MYR	1,237,562
4.24%, 2/07/18	Malaysia	64,800,000 MYR	22,367,769
Government of Mexico,			
9.00%, 12/20/12	Mexico	577,000[n] MXN	4,553,996
9.00%, 6/20/13	Mexico	3,141,000[n] MXN	25,292,171
8.00%, 12/19/13	Mexico	6,173,700[n] MXN	49,950,927
7.00%, 6/19/14	Mexico	600,000[n] MXN	4,829,771

Annual Report | 37

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*		Value
Foreign Government and Agency Securities (continued)				
Government of Mexico, (continued)				
9.50%, 12/18/14	Mexico	1,359,600[n] MXN	$	11,666,784
8.00%, 12/17/15	Mexico	725,000[n] MXN		6,126,688
Government of Poland,				
5.25%, 4/25/13	Poland	32,335,000 PLN		10,312,769
5.00%, 10/24/13	Poland	13,380,000 PLN		4,262,896
5.75%, 4/25/14	Poland	133,190,000 PLN		43,110,577
5.50%, 4/25/15	Poland	20,820,000 PLN		6,745,400
6.25%, 10/24/15	Poland	67,665,000 PLN		22,500,233
5.75%, 9/23/22	Poland	38,200,000 PLN		12,412,940
senior note, 6.375%, 7/15/19	Poland	10,000,000		11,779,600
Strip, 10/25/12	Poland	3,920,000 PLN		1,216,281
Strip, 1/25/13	Poland	7,430,000 PLN		2,279,541
Strip, 7/25/13	Poland	50,950,000 PLN		15,288,959
Strip, 1/25/14	Poland	45,165,000 PLN		13,241,199
[f]Government of Russia, 144A, 7.50%, 3/31/30	Russia	20,566,140		24,668,571
Government of Sri Lanka,				
A, 6.90%, 8/01/12	Sri Lanka	5,500,000 LKR		41,957
A, 8.50%, 1/15/13	Sri Lanka	152,900,000 LKR		1,153,309
A, 13.50%, 2/01/13	Sri Lanka	178,300,000 LKR		1,390,867
A, 7.50%, 8/01/13	Sri Lanka	145,550,000 LKR		1,065,532
A, 7.00%, 3/01/14	Sri Lanka	21,070,000 LKR		148,674
A, 11.25%, 7/15/14	Sri Lanka	528,200,000 LKR		3,980,695
A, 11.75%, 3/15/15	Sri Lanka	3,490,000 LKR		26,464
A, 6.50%, 7/15/15	Sri Lanka	86,940,000 LKR		566,857
A, 11.00%, 8/01/15	Sri Lanka	601,300,000 LKR		4,434,269
A, 6.40%, 8/01/16	Sri Lanka	48,100,000 LKR		295,467
B, 6.60%, 6/01/14	Sri Lanka	21,400,000 LKR		147,881
B, 6.40%, 10/01/16	Sri Lanka	45,400,000 LKR		276,092
Government of Sweden,				
5.50%, 10/08/12	Sweden	769,400,000 SEK		116,487,769
1.50%, 8/30/13	Sweden	487,980,000 SEK		73,193,370
Government of the Philippines,				
senior bond, 5.25%, 1/07/13	Philippines	131,690,000 PHP		3,172,607
senior bond, 8.75%, 3/03/13	Philippines	195,870,000 PHP		4,838,768
senior bond, 7.00%, 1/27/16	Philippines	137,450,000 PHP		3,519,742
senior bond, 9.125%, 9/04/16	Philippines	11,540,000 PHP		314,523
senior bond, R3-7, 5.25%, 9/24/12	Philippines	12,060,000 PHP		288,800
senior note, 6.25%, 1/27/14	Philippines	809,400,000 PHP		20,105,231
[f]Government of Ukraine,				
144A, 7.75%, 9/23/20	Ukraine	25,000,000		22,656,250
senior note, 144A, 7.95%, 2/23/21	Ukraine	5,600,000		5,087,740
[o]Government of Uruguay, senior note, Index Linked, 4.375%, 12/15/28	Uruguay	514,334,798 UYU		29,375,679
Government of Venezuela, 10.75%, 9/19/13	Venezuela	10,000,000		10,532,500
[f]Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	10,000,000		10,893,750
Indonesia Retail Bond, senior bond, ORI7, 7.95%, 8/15/13	Indonesia	25,000,000,000 IDR		2,842,405

38 | Annual Report

U.	S. Government and Agency Securities 2.2%
U.	S. Treasury Bond,

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

40 | Annual Report

Annual Report | 41

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

42 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund	Country	Principal Amount*	Value
Municipal Bonds (continued)			
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured, zero cpn.,			
8/01/25	United States	7,720,000	$ 4,270,936
8/01/26	United States	3,985,000	2,070,407
8/01/27	United States	5,315,000	2,606,104
8/01/29	United States	5,315,000	2,306,497
Illinois State GO,			
5.877%, 3/01/19	United States	26,315,000	29,288,858
Build America Bonds, 7.35%, 7/01/35	United States	8,000,000	9,145,120
[f]New York City IDA, 144A, 11.00%, 3/01/29	United States	1,800,000	2,383,218
Poway USD, GO, Election of 2008, ID No. 2007-1, Series A, zero cpn.,			
8/01/27	United States	1,025,000	517,020
8/01/30	United States	1,025,000	433,719
8/01/32	United States	1,280,000	481,344
8/01/33	United States	675,000	238,376
Redondo Beach USD, GO, Build America Bonds, Election of 2008, Direct Payment to District, Series D, 6.461%, 8/01/40	United States	7,550,000	8,112,928
San Francisco City and County GO, Build America Bonds,			
5.75%, 6/15/27	United States	5,675,000	6,729,074
5.93%, 6/15/28	United States	5,070,000	6,089,323
Sonoma County Pension Obligation Revenue, Series A, 6.00%, 12/01/29	United States	6,800,000	7,440,356
Total Municipal Bonds (Cost $176,675,526)			209,278,296
Total Investments before Short Term Investments (Cost $5,524,078,547)			5,723,446,973
Short Term Investments 8.2%			
Foreign Government and Agency Securities 4.0%			
[r]Australia Treasury Bill, 8/10/12	Australia	11,755,000 AUD	12,138,842
[h,r]Bank of Negara Monetary Note, 5/17/12 - 2/26/13	Malaysia	96,104,000 MYR	31,293,593
[r]Israel Treasury Bill, 5/02/12	Israel	14,130,000 ILS	3,752,536
[r]Malaysia Treasury Bills, 6/29/12 - 7/27/12	Malaysia	41,290,000 MYR	13,592,412
[r]Norway Treasury Bill, 6/20/12	Norway	78,000,000 NOK	13,605,166
[r]Philippine Treasury Bills, 6/13/12 - 5/02/13	Philippines	596,260,000 PHP	13,938,805
Singapore Treasury Bills, 6/28/12 - 5/02/13	Singapore	65,640,000 SGD	52,988,212
[r]Sri Lanka Treasury Bills, 7/06/12 - 9/28/12	Sri Lanka	37,280,000 LKR	281,197
United Kingdom Treasury Note, 5.25%, 6/07/12	United Kingdom	67,592,000 GBP	110,249,544
Total Foreign Government and Agency Securities (Cost $247,700,972)			251,840,307
Total Investments before Money Market Funds (Cost $5,771,779,519)			5,975,287,280

Annual Report | 43

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund	Country	Shares	Value
Short Term Investments (continued)			
Money Market Funds (Cost $264,747,777) 4.2%			
[a,s] Institutional Fiduciary Trust Money Market Portfolio	United States	264,747,777	$ 264,747,777
Total Investments (Cost $6,036,527,296) 98.9% . . .			6,240,035,057
Other Assets, less Liabilities 1.1%			68,299,747
Net Assets 100.0%			$6,308,334,804

[†] Rounds to less than 0.1% of net assets.

[*] The principal amount is stated in U.S. dollars unless otherwise indicated.

[a] Non-income producing.

[b] See Note 9 regarding restricted securities.

[c] Security has been deemed illiquid because it may not be able to be sold within seven days. At April 30, 2012, the aggregate value of these securities was $8,849,809, representing 0.14% of net assets.

[d] See Note 1(f) regarding investment in FT Holdings Corporation II.

[g] Perpetual security with no stated maturity date.

[h] A portion or all of the security purchased on a when-issued or delayed delivery basis.

[i] The coupon rate shown represents the rate at period end.

[j] See Note 8 regarding defaulted securities.

[k] Income may be received in additional securities and/or cash.

[l] See Note 1(g) regarding senior floating rate interests.

[m] The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

[n] Principal amount is stated in 100 Mexican Peso Units.

[o] Principal amount of security is adjusted for inflation. See Note 1(i).

[p] Principal amount is stated in 1,000 Brazilian Real Units.

[q] Redemption price at maturity is adjusted for inflation. See Note 1(i).

[r] The security is traded on a discount basis with no stated coupon rate.

44 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 (continued)

Franklin Strategic Income Fund

At April 30, 2012, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	12,560,000	$17,800,032	8/01/12	$ 1,161,051	$ —
Euro	DBAB	Sell	3,379,556	4,803,869	8/06/12	326,516	—
Euro	CITI	Sell	1,324,074	1,858,934	8/08/12	104,715	—
British Pound	DBAB	Sell	846,924	1,377,945	8/09/12	4,123	—
Euro	CITI	Sell	384,312	540,746	8/09/12	31,579	—
Chilean Peso	JPHQ	Buy	5,646,370,800	11,557,603	8/20/12	—	(71,128)
Euro	DBAB	Buy	482,639	643,599	8/20/12	—	(4,081)
Euro	DBAB	Sell	482,639	691,815	8/20/12	52,296	—
Japanese Yen	DBAB	Sell	61,790,000	808,759	8/20/12	33,726	—
Japanese Yen	JPHQ	Sell	50,440,000	659,821	8/20/12	27,151	—
Japanese Yen	UBSW	Sell	101,506,000	1,330,703	8/20/12	57,511	—
Japanese Yen	HSBC	Sell	208,867,000	2,740,723	8/20/12	120,900	—
Euro	BZWS	Sell	5,663,000	8,115,079	8/22/12	611,177	—
Euro	UBSW	Sell	9,800,000	13,956,670	8/22/12	970,931	—
Japanese Yen	BZWS	Sell	50,333,000	661,145	8/22/12	29,798	—
Japanese Yen	MSCO	Sell	39,600,000	520,136	8/22/12	23,416	—
Japanese Yen	DBAB	Sell	50,397,000	661,908	8/22/12	29,757	—
Euro	BZWS	Sell	1,096,988	1,577,469	8/23/12	123,860	—
Japanese Yen	FBCO	Sell	99,826,000	1,311,946	8/23/12	59,768	—
Japanese Yen	CITI	Sell	100,563,000	1,323,894	8/23/12	62,471	—
Japanese Yen	DBAB	Sell	49,740,000	655,885	8/23/12	31,966	—
Singapore Dollar	DBAB	Buy	2,064,000	1,645,474	8/23/12	23,409	—
Euro	BZWS	Sell	1,838,243	2,637,143	8/24/12	201,278	—
Japanese Yen	JPHQ	Sell	100,349,000	1,315,449	8/24/12	56,690	—
Singapore Dollar	DBAB	Buy	2,070,000	1,645,992	8/24/12	27,759	—
Euro	BZWS	Sell	9,189,134	13,218,920	8/27/12	1,041,934	—
Euro	DBAB	Sell	3,348,908	4,826,278	8/27/12	388,471	—
Japanese Yen	BZWS	Sell	139,815,000	1,833,279	8/27/12	79,384	—
Japanese Yen	DBAB	Sell	1,803,257,000	23,729,564	8/27/12	1,108,796	—
Japanese Yen	UBSW	Sell	110,527,000	1,453,681	8/27/12	67,187	—
Japanese Yen	JPHQ	Sell	50,640,000	665,878	8/27/12	30,630	—
Japanese Yen	HSBC	Sell	158,794,000	2,083,227	8/27/12	91,253	—
Singapore Dollar	DBAB	Buy	2,577,000	2,054,451	8/27/12	29,315	—
United States Dollar	UBSW	Sell	20,000,000	13,902,212 EUR	8/27/12	1,577,476	—
Euro	DBAB	Sell	6,322,714	9,051,597	8/29/12	672,859	—
Euro	DBAB	Sell	6,910,000	9,929,670	8/30/12	772,568	—
Japanese Yen	BZWS	Sell	423,900,000	5,562,992	8/30/12	245,174	—
Euro	DBAB	Sell	50,769	73,427	8/31/12	6,148	—
Japanese Yen	JPHQ	Sell	49,853,000	653,339	8/31/12	27,924	—
Singapore Dollar	DBAB	Buy	1,290,500	1,026,814	8/31/12	16,731	—
Euro	BZWS	Sell	1,131,025	1,588,072	9/10/12	89,056	—
Euro	BZWS	Sell	1,107,838	1,548,758	9/12/12	80,439	—
Euro	BZWS	Sell	3,163,096	4,326,562	9/14/12	134,127	—
Euro	UBSW	Sell	2,950,776	4,044,629	9/17/12	133,474	—

46 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Euro	BZWS	Sell	742,104	$ 1,028,705	9/19/12	$ 45,048	$ —
Singapore Dollar	JPHQ	Buy	5,298,000	4,183,182	9/19/12	101,838	—
Euro	BZWS	Sell	1,894,260	2,577,179	9/24/12	66,201	—
Euro	DBAB	Sell	835,443	1,124,590	10/04/12	17,024	—
Philippine Peso	DBAB	Buy	63,030,000	1,447,302	10/04/12	30,807	—
Philippine Peso	HSBC	Buy	50,559,000	1,146,957	10/04/12	38,696	—
Euro	UBSW	Sell	8,180,000	10,900,055	10/05/12	55,523	—
Philippine Peso	DBAB	Buy	75,358,000	1,730,379	10/05/12	36,715	—
Philippine Peso	HSBC	Buy	75,377,000	1,699,173	10/05/12	68,366	—
Philippine Peso	DBAB	Buy	61,862,000	1,421,298	10/09/12	28,938	—
Philippine Peso	JPHQ	Buy	19,908,000	456,396	10/09/12	10,309	—
Euro	BZWS	Sell	8,197,000	10,870,615	10/11/12	2,806	—
Philippine Peso	DBAB	Buy	49,502,000	1,137,193	10/11/12	23,133	—
Philippine Peso	JPHQ	Buy	24,697,000	566,185	10/11/12	12,712	—
Philippine Peso	HSBC	Buy	74,358,000	1,709,733	10/11/12	33,216	—
Philippine Peso	DBAB	Buy	14,740,000	337,686	10/12/12	7,796	—
Euro	DBAB	Sell	7,975,252	10,993,088	10/15/12	418,797	—
Philippine Peso	JPHQ	Buy	54,934,000	1,260,076	10/15/12	27,233	—
Philippine Peso	HSBC	Buy	24,577,000	563,241	10/15/12	12,691	—
Euro	DBAB	Sell	3,327,609	4,590,703	10/18/12	178,516	—
Euro	DBAB	Sell	444,306	606,988	10/22/12	17,842	—
Japanese Yen	DBAB	Sell	2,075,980,000	27,252,058	10/22/12	1,187,339	—
Philippine Peso	JPHQ	Buy	712,650,000	16,409,164	10/22/12	283,138	—
Euro	BZWS	Sell	935,270	1,285,155	10/24/12	44,965	—
Euro	BZWS	Sell	7,129,865	9,891,975	10/25/12	437,499	—
Euro	BZWS	Sell	5,986,000	8,289,353	10/26/12	351,596	—
Euro	CITI	Sell	2,785,851	3,878,378	10/26/12	184,191	—
Japanese Yen	JPHQ	Sell	993,630,000	13,116,968	10/26/12	640,785	—
Euro	UBSW	Sell	9,398,000	13,082,016	10/29/12	619,261	—
Singapore Dollar	DBAB	Buy	20,972,900	16,848,409	10/29/12	121,756	—
Euro	DBAB	Sell	5,905,773	8,326,018	10/31/12	494,103	—
Japanese Yen	JPHQ	Sell	1,081,080,000	14,356,019	10/31/12	780,454	—
Euro	DBAB	Sell	1,081,381	1,504,136	11/02/12	70,026	—
Japanese Yen	BZWS	Sell	386,912,500	5,000,000	11/02/12	141,179	—
Euro	BZWS	Sell	2,275,342	3,136,786	11/05/12	119,132	—
Euro	DBAB	Sell	5,072,000	6,965,885	11/07/12	238,990	—
Euro	BZWS	Sell	1,674,559	2,302,770	11/08/12	81,803	—
Euro	BZWS	Sell	980,583	1,337,858	11/15/12	37,179	—
Euro	UBSW	Sell	3,997,188	5,431,779	11/19/12	129,462	—
Euro	BZWS	Sell	274,053	375,686	11/19/12	12,151	—
Euro	BZWS	Sell	956,373	1,297,798	11/21/12	29,121	—
Euro	BZWS	Sell	855,033	1,160,536	11/23/12	26,259	—
Chilean Peso	DBAB	Buy	2,000,000,000	3,795,066	12/03/12	224,355	—
Euro	DBAB	Sell	5,240,000	7,052,516	12/03/12	100,180	—

Annual Report | 47

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	BZWS	Sell	859,300,000	$11,145,266	12/06/12	$ 346,577	$ —
Euro	DBAB	Sell	26,862,661	36,028,393	12/10/12	383,880	—
Euro	UBSW	Sell	12,746,000	17,067,767	12/10/12	154,886	—
Euro	BZWS	Sell	774,000	1,042,346	12/12/12	15,282	—
Japanese Yen	UBSW	Sell	1,055,280,000	13,760,334	12/12/12	497,135	—
British Pound	DBAB	Sell	1,525,000	2,344,535	12/17/12	—	(126,638)
Euro	CITI	Sell	10,316,000	13,473,418	12/17/12	—	(216,448)
Euro	DBAB	Sell	1,947,500	2,558,820	12/17/12	—	(25,613)
Euro	UBSW	Sell	6,411,937	8,398,676	12/20/12	—	(110,668)
Euro	DBAB	Sell	1,398,222	1,830,273	12/20/12	—	(25,321)
Euro	DBAB	Sell	877,650	1,121,198	1/03/13	—	(43,777)
Chilean Peso	DBAB	Buy	6,367,400,000	12,080,061	1/10/13	667,785	—
Indian Rupee	HSBC	Buy	512,050,000	9,233,813	1/10/13	42,946	—
Japanese Yen	HSBC	Sell	642,460,000	8,410,263	1/10/13	330,668	—
Euro	UBSW	Sell	13,970,000	17,869,027	1/11/13	—	(676,626)
Euro	BZWS	Sell	5,148,050	6,587,187	1/11/13	—	(247,025)
Euro	DBAB	Sell	7,289,000	9,359,805	1/14/13	—	(317,014)
Euro	JPHQ	Sell	3,605,906	4,599,153	1/14/13	—	(188,020)
Japanese Yen	BZWS	Sell	1,289,890,000	16,873,438	1/15/13	650,051	—
Euro	DBAB	Sell	947,813	1,238,412	1/17/13	—	(19,952)
Euro	BZWS	Sell	7,281,540	9,291,245	1/22/13	—	(376,795)
Euro	DBAB	Sell	467,446	597,476	1/22/13	—	(23,174)
Japanese Yen	DBAB	Sell	1,804,920,000	23,624,607	1/22/13	920,192	—
Euro	DBAB	Sell	1,861,042	2,414,702	1/24/13	—	(56,362)
Euro	DBAB	Sell	18,483,772	24,034,979	1/28/13	—	(508,880)
Euro	BZWS	Sell	2,962,111	3,862,445	1/28/13	—	(70,824)
Euro	DBAB	Sell	19,046,862	25,088,526	1/30/13	—	(203,738)
Euro	DBAB	Sell	7,579,934	9,959,275	1/31/13	—	(106,234)
Euro	MSCO	Sell	2,920,000	3,837,318	1/31/13	—	(40,194)
Indian Rupee	JPHQ	Buy	337,540,000	6,407,365	1/31/13	—	(310,532)
Chilean Peso	DBAB	Buy	2,030,000,000	4,015,667	2/07/13	36,850	—
Chilean Peso	JPHQ	Buy	1,352,200,000	2,683,469	2/08/13	15,664	—
Indian Rupee	HSBC	Buy	513,580,000	10,088,197	2/08/13	—	(821,266)
Chilean Peso	BZWS	Buy	4,164,400,000	8,284,066	2/11/13	25,896	—
Euro	UBSW	Sell	6,497,000	8,645,753	2/13/13	16,732	—
Euro	DBAB	Sell	3,967,734	5,242,171	2/14/13	—	(27,668)
Japanese Yen	DBAB	Sell	413,700,000	5,357,004	2/15/13	150,315	—
Euro	DBAB	Sell	11,080,000	14,713,132	2/25/13	—	(5,274)
Singapore Dollar	DBAB	Buy	1,290,500	1,029,189	2/28/13	16,558	—
Euro	UBSW	Sell	7,337,000	9,887,341	3/01/13	140,505	—
Japanese Yen	HSBC	Sell	286,000,000	3,576,900	3/01/13	—	(23,686)
Japanese Yen	JPHQ	Sell	286,100,000	3,580,726	3/01/13	—	(21,120)
Euro	DBAB	Sell	32,889,819	44,000,000	3/04/13	305,708	—
Japanese Yen	DBAB	Sell	402,800,000	5,000,000	3/04/13	—	(71,364)

48 | Annual Report

Franklin Strategic Series

Statement of Investments, April 30, 2012 *(continued)*

Franklin Strategic Income Fund

Forward Exchange Contracts *(continued)*

Currency	Counter-party	Type	Quantity	Contract Amount*	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
Japanese Yen	UBSW	Sell	319,100,000	$ 3,981,409	3/04/13	$ —	$ (36,148)
Euro	DBAB	Sell	5,700,000	7,460,730	3/18/13	—	(113,221)
Singapore Dollar	HSBC	Buy	4,228,000	3,345,731	3/19/13	81,099	—
Singapore Dollar	DBAB	Buy	3,699,000	2,921,109	3/19/13	76,962	—
Singapore Dollar	DBAB	Buy	3,982,600	3,175,411	3/21/13	52,590	—
Singapore Dollar	HSBC	Buy	3,182,000	2,536,671	3/21/13	42,423	—
Euro	DBAB	Sell	4,664,548	6,163,267	3/26/13	—	(35,502)
Euro	DBAB	Sell	1,426,335	1,906,154	3/28/13	10,629	—
Euro	DBAB	Sell	39,381,147	52,315,885	4/02/13	—	(23,244)
Euro	DBAB	Sell	236,369	316,120	4/02/13	1,976	—
Euro	DBAB	Sell	556,141	743,671	4/03/13	4,528	—
Indian Rupee	HSBC	Buy	810,750,000	15,000,000	4/03/13	—	(472,831)
Euro	BZWS	Sell	667,313	890,696	4/05/13	3,773	—
British Pound	DBAB	Sell	2,945,860	4,650,040	4/11/13	—	(117,710)
Euro	DBAB	Sell	7,677,703	10,093,989	4/11/13	—	(111,263)
Indian Rupee	DBAB	Buy	59,919,000	1,103,145	4/12/13	—	(30,750)
Chilean Peso	MSCO	Buy	464,940,000	916,589	4/15/13	5,098	—
Indian Rupee	DBAB	Buy	128,487,000	2,349,498	4/15/13	—	(50,800)
Euro	HSBC	Sell	711,759	941,675	4/16/13	—	(4,465)
Indian Rupee	JPHQ	Buy	86,303,000	1,582,902	4/16/13	—	(39,096)
Indian Rupee	JPHQ	Buy	84,715,000	1,548,466	4/18/13	—	(33,456)
Chilean Peso	MSCO	Buy	416,590,000	822,001	4/19/13	3,493	—
Euro	BZWS	Sell	657,799	865,137	4/19/13	—	(9,311)
Indian Rupee	JPHQ	Buy	42,318,000	775,389	4/22/13	—	(18,980)
Indian Rupee	DBAB	Buy	29,785,000	545,049	4/22/13	—	(12,659)
Euro	DBAB	Sell	2,578,396	3,402,194	4/23/13	—	(25,598)
Euro	JPHQ	Sell	182,434	241,433	4/23/13	—	(1,100)
Japanese Yen	DBAB	Sell	651,360,000	8,080,387	4/25/13	—	(129,623)
Indian Rupee	DBAB	Buy	60,176,000	1,073,402	4/26/13	1,654	—
Chilean Peso	CITI	Buy	1,510,671,000	2,991,428	4/29/13	—	(1,066)
Chilean Peso	JPHQ	Buy	937,202,000	1,850,715	4/29/13	4,468	—
Indian Rupee	JPHQ	Buy	51,177,000	918,220	4/29/13	—	(4,284)
Euro	DBAB	Sell	7,981,499	10,589,055	4/30/13	—	(22,805)
Euro	BZWS	Sell	460,253	611,354	4/30/13	—	(578)
Indian Rupee	JPHQ	Buy	42,633,000	763,389	4/30/13	—	(2,132)
Chilean Peso	DBAB	Buy	6,734,000,000	13,304,356	5/08/13	16,579	—
Unrealized appreciation (depreciation)						30,503,808	(10,404,968)
Net unrealized appreciation (depreciation)						$20,098,840	

*In U.S. dollars unless otherwise indicated.

Annual Report | 49

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Financial Statements

Statement of Assets and Liabilities

April 30, 2012

	Franklin Strategic Income Fund
Assets:	
Investments in securities:	
Cost - Unaffiliated issuers	$5,771,779,519
Cost - Sweep Money Fund (Note 7)	264,747,777
Total cost of investments	$6,036,527,296
Value - Unaffiliated issuers	$5,975,287,280
Value - Sweep Money Fund (Note 7)	264,747,777
Total value of investments	6,240,035,057
Cash	1,389,734
Restricted cash (Note 1e)	18,030,000
Foreign currency, at value (cost $66,211,540)	65,877,028
Receivables:	
Investment securities sold	28,980,392
Capital shares sold	20,940,890
Interest	81,977,821
Due from brokers	2,100,000
Unrealized appreciation on forward exchange contracts	30,503,808
Unrealized appreciation on unfunded loan commitments (Note 10)	8,404
Other assets	460,888
Total assets	6,490,304,022
Liabilities:	
Payables:	
Investment securities purchased	127,062,766
Capital shares redeemed	13,533,721
Affiliates	4,351,388
Distributions to shareholders	3,294,627
Due to brokers	18,350,000
Swaps (premiums received $1,375,000)	1,351,243
Unrealized depreciation on forward exchange contracts	10,404,968
Unrealized depreciation on swap contracts	186,618
Deferred tax	1,303,310
Accrued expenses and other liabilities	2,130,577
Total liabilities	181,969,218
Net assets, at value	$6,308,334,804
Net assets consist of:	
Paid-in capital	$6,096,014,077
Distributions in excess of net investment income	(20,867,144)
Net unrealized appreciation (depreciation)	222,097,137
Accumulated net realized gain (loss)	11,090,734
Net assets, at value	$6,308,334,804

Annual Report | The accompanying notes are an integral part of these financial statements. | 51

52 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 53

54 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Strategic Series

Notes to Financial Statements

Franklin Strategic Income Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of eight separate funds. The Franklin Strategic Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the

Annual Report | 55

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Certain derivative financial instruments (derivatives) trade in the over-the-counter market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair market value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such securities and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

56 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued and Delayed Delivery Basis

The Fund purchases securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counter-party to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Fund entered into forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date. Pursuant to the terms of the forward exchange contracts, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

Annual Report | 57

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Derivative Financial Instruments (continued)

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, or a tranche of a credit index. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Payments received or paid to initiate a credit default swap contract are reflected on the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments are amortized over the term of the contract as a realized gain or loss on the Statement of Operations. Pursuant to the terms of the credit default swap contract, cash or securities may be required to be deposited as collateral. Unrestricted cash may be invested according to the Fund’s investment objectives.

At April 30, 2012, the Fund holds $5,759,381 in U.S. treasury bills, bonds, and notes and $320,000 in unrestricted cash as collateral for derivatives.

See Note 11 regarding other derivative information.

e. Restricted Cash

At April 30, 2012, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian/ counterparty broker and is reflected in the Statement of Assets and Liabilities.

f. FT Holdings Corporation II

The Fund invests in certain securities through its investment in FT Holdings Corporation II, a Delaware Corporation and a wholly-owned subsidiary (Subsidiary) of the Fund. The Subsidiary has the ability to invest in securities consistent with the investment objective of the Fund. At April 30, 2012, all Subsidiary investments as well as any other assets and liabilities are reflected in the Fund’s Statement of Investments and Statement of Assets and Liabilities. All income and expenses of the Subsidiary during the period ended April 30, 2012 have been included in the Fund’s Statement of Operations.

58 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

h. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of April 30, 2012, and for all open tax years, the Fund has determined that no liability for unrecognized tax benefits is required in the Fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

i. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are

Annual Report | 59

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
i.	Security Transactions, Investment Income, Expenses and Distributions (continued)

recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income on the Statement of Operations.

j. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

k. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

60 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2012, there were an unlimited number of shares authorized (without par value).

Transactions in the Fund’s shares were as follows:

Annual Report | 61

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate 0.625% 0.500% 0.450% 0.440% 0.430% 0.420% 0.400% 0.380% 0.360% 0.355% 0.350%

Net Assets

Up to and including $100 million

Over $100 million, up to and including $250 million Over $250 million, up to and including $7.5 billion Over $7.5 billion, up to and including $10 billion Over $10 billion, up to and including $12.5 billion Over $12.5 billion, up to and including $15 billion Over $15 billion, up to and including $17.5 billion Over $17.5 billion, up to and including $20 billion Over $20 billion, up to and including $35 billion Over $35 billion, up to and including $50 billion In excess of $50 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

62 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

In addition, under the Fund’s Class B, C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

e. Transfer Agent Fees

For the year ended April 30, 2012, the Fund paid transfer agent fees of $8,399,849, of which $4,048,162 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended April 30, 2012, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

During the year ended April 30, 2012, the Fund utilized $15,304,690 of capital loss carryforwards.

Annual Report | 63

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended April 30, 2012 and 2011, was as follows:

At April 30, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of foreign currency transactions, paydown losses, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended April 30, 2012, aggregated $2,879,132,742 and $1,883,047,475, respectively.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund invests in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At April 30, 2012, the Fund had 51.38% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be

64 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

8. CREDIT RISK AND DEFAULTED SECURITIES (continued)

more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At April 30, 2012, the aggregate value of these securities was $31,904,040, representing 0.51% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2012, the Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

10. UNFUNDED LOAN COMMITMENTS

The Fund enters into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At April 30, 2012, unfunded commitments were as follows:

Annual Report | 65

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

10. UNFUNDED LOAN COMMITMENTS (continued)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

11. OTHER DERIVATIVE INFORMATION

At April 30, 2012, the Fund has invested in derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

For the year ended April 30, 2012, the effect of derivative contracts on the Fund’s Statement of Operations was as follows:

66 | Annual Report

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

11. OTHER DERIVATIVE INFORMATION (continued)

For the year ended April 30, 2012, the average month end market value of derivatives represented 0.84% of average month end net assets. The average month end number of open derivative contracts for the year was 204.

See Note 1(d) regarding derivative financial instruments.

12. SPECIAL SERVICING AGREEMENT

The Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the Fund and the Allocator Funds. Under the SSA, the Fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative, and distribution fees) to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund (e.g., due to reduced costs associated with servicing accounts) from the investment in the Fund by the Allocator Funds. The Allocator Funds are either managed by Advisers or administered by FT Services. For the year ended April 30, 2012, the Fund was held by one or more of the Allocator Funds and the amount of expenses borne by the Fund is noted in the Statement of Operations. At April 30, 2012, the Fund was no longer held by any of the Allocator Funds.

13. CREDIT FACILITY

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended April 30, 2012, the Fund did not use the Global Credit Facility.

Annual Report | 67

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

14. FAIR VALUE MEASUREMENTS

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securi- ties, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of April 30, 2012, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

68 | Annual Report

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period. At April 30, 2012, the reconciliation of assets, is as follows:

aMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments. bIncludes common and preferred stocks. cIncludes securities determined to have no value.

15. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP (Generally Accepted Accounting Principles) and IFRS (International Financial Reporting Standards) and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

Annual Report | 69

Franklin Strategic Series

Notes to Financial Statements (continued)

Franklin Strategic Income Fund

15. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2011, FASB issued ASU No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Fund believes the adoption of this ASU will not have a material impact on its financial statements.

16. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

70 | Annual Report

Franklin Strategic Series

Report of Independent Registered Public Accounting Firm

Franklin Strategic Income Fund

To the Board of Trustees of Franklin Strategic Series and Shareholders of The Franklin Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Franklin Strategic Income Fund (one of the funds constituting the Franklin Strategic Series, hereafter referred to as the “Fund”) at April 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 15, 2012

Annual Report | 71

Franklin Strategic Series

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	132	Hess Corporation (exploration and refining of oil and gas).
Principal Occupation During at Least the Past 5 Years: Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and **formerly,** Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).				
Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	Cbeyond, Inc. (business communications provider), The Southern Company (energy company) and The Washington Post Company (education and media organization).
Principal Occupation During at Least the Past 5 Years: John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2011); and **formerly,** Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products) (2004-May 2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).				
John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2006 and Lead Independent Trustee since 2008	107	None
Principal Occupation During at Least the Past 5 Years: President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and **formerly,** Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).				

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Charles B. Johnson (1933)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Trustee since 1991 and Chairman of the Board since 1993	132	None
Principal Occupation During at Least the Past 5 Years: Chairman of the Board, Member – Office of the Chairman and Director, Franklin Resources, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.				

Annual Report | 73

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****Rupert H. Johnson, Jr. (1940)** One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1991	50	None

Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

74 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Edward B. Jamieson (1948) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2010	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President, Chief Investment Officer and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 10 of the investment companies in Franklin Templeton Investments.

Christopher J. Molumphy (1962) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Annual Report | 75

76 | Annual Report

Franklin Strategic Series

Shareholder Information

Franklin Strategic Income Fund

Board Review of Investment Management Agreement

At a meeting held April 17, 2012, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate funds within the Trust, including Franklin Strategic Income Fund (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports

Annual Report | 77

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Board Review of Investment Management Agreement (continued)

periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of the Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments, including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for the Fund was shown for the one-year period ended January 31, 2012, and the previous 10 ended that date. The performance universe for the Fund consisted of the Fund and all

78 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Board Review of Investment Management Agreement (continued)

retail and institutional multi-sector income funds as selected by Lipper. The Lipper report comparison showed the Fund’s income return for the one-year period to be in the second-highest quintile of its performance universe, and on an annualized basis to be in the upper half of such universe during the previous three-year period and the highest performing and second-highest performing quintiles of such universe during the previous five- and 10-year periods, respectively. The Lipper report showed the Fund’s total return for the one-year period to be in the upper half of its performance universe, and on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, but the second-highest quintile of such universe for each of the previous five- and 10-year periods. The Board was satisfied with the Fund’s investment performance as set forth in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund’s contractual investment management fee in comparison with the investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expense ratio of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of the investment management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The contractual investment management fee rate for the Fund was in the second least expensive quintile of its Lipper expense group, but its actual total expense ratio was in the least expensive quintile of such expense group. The Board was satisfied with the contractual management fees and total expense ratio of the Fund in comparison to its expense group as shown in the Lipper reports.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2011, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation

Annual Report | 79

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Board Review of Investment Management Agreement (continued)

methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund’s independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund’s Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board noted that economies of scale were shared with the Fund and its shareholders through management fee breakpoints so that as the Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for the Fund contains breakpoints that continued to asset levels that exceeded its asset size at December 31, 2011. In view of such fee structure and the favorable expense comparison of the Fund within its expense group, the Board believed that to the extent economies of scale may be realized by the manager of the Fund and its affiliates, that there was a sharing of benefits with the Fund and its shareholders.

80 | Annual Report

Franklin Strategic Series

Shareholder Information (continued)

Franklin Strategic Income Fund

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectuses. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

Annual Report | 81

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Strategic Income Fund

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

194 A 06/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $330,752 for the fiscal year ended April 30, 2012 and $299,220 for the fiscal year ended April 30, 2011.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning were $10,000 the fiscal year ended April 30, 2012 and $0 for the fiscal year ended April 30, 2011.

The services for which these fees were paid included tax consulting and preparation of tax returns.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $50,000 for the fiscal year ended April 30, 2012 and $85,000 for the fiscal year ended April 30, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2012 and $5,057 for the fiscal year ended April 30, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended April 30, 2012 and $139,743 for the fiscal year ended April 30, 2011. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)	pre-approval of all audit and audit related services;
(ii)	pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)	No disclosures are required by this Item 4(f).
(g)	The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $60,000 for the fiscal year ended April 30, 2012 and $229,800 for the fiscal year ended April 30, 2011.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.	N/A
Item 6. Schedule of Investments.	N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)	(1) Code of Ethics
(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley

Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date June 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer –
Finance and Administration
Date June 26, 2012

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and
Chief Accounting Officer
Date June 26, 2012